                                                                    Exhibit 10.5

            Sky Financial Group, Inc. Profit Sharing and 401(K) Plan
            --------------------------------------------------------

               (As Amended and Restated Effective January 1, 2001)

            Sky Financial Group, Inc. Profit Sharing and 401(k) Plan
            --------------------------------------------------------
               (As Amended and Restated Effective January 1, 2001)

                                Table of Contents
                                -----------------

                                                                                                                 Page
                                                                                                                 ----
Introduction.......................................................................................................1

Article I. Definitions.............................................................................................3
   1.01     Acquired Employer......................................................................................3
   1.02     Annual Compensation....................................................................................3
   1.03     Annuity Starting Date..................................................................................4
   1.04     Applicable Period......................................................................................4
   1.05     Break in Service.......................................................................................4
   1.06     Change in Control......................................................................................4
   1.07     Code...................................................................................................4
   1.08     Company................................................................................................4
   1.09     Company Stock..........................................................................................4
   1.10     Disability.............................................................................................4
   1.11     Employee...............................................................................................4
   1.12     Employer...............................................................................................5
   1.13     Entry Date.............................................................................................5
   1.14     ERISA..................................................................................................6
   1.15     Hour of Service........................................................................................6
   1.16     Named Fiduciary........................................................................................6
   1.17     Normal Retirement Age..................................................................................6
   1.18     Normal Retirement Date.................................................................................6
   1.19     Participant............................................................................................6
   1.20     Plan...................................................................................................7
   1.21     Plan Administrator.....................................................................................7
   1.22     Plan Year..............................................................................................7
   1.23     Related Entity.........................................................................................7
   1.24     Trust..................................................................................................7
   1.25     Trustee................................................................................................7
   1.26     Trust Fund.............................................................................................7
   1.27     Valuation Date.........................................................................................7
   1.28     Year of Service........................................................................................7

Article II.Eligibility.............................................................................................9
   2.01     Eligibility............................................................................................9
   2.02     Eligibility Upon Re-employment.........................................................................9
   2.03     Participation Upon Change of Job Status................................................................9

Article III.Contributions.........................................................................................10
   3.01     Employer Contributions................................................................................10
   3.02     Compensation Deferral Contributions...................................................................10

                                Table of Contents
                                -----------------
                                    (Cont'd)

                                                                                                                 Page
                                                                                                                 ----
   3.03     Matching Contributions................................................................................11
   3.04     Profit Sharing Contributions..........................................................................12
   3.05     Rollover Contributions................................................................................12
   3.06     Special Rules Relating to Veterans Re-employment Rights Under USERRA..................................13
   3.07     Automatic Compensation Deferral Contributions.........................................................14
   3.08     Spin-off of ESOP Portion Effective June 30, 1999......................................................14
   3.09     Spin-off of Certain Frozen Plan Accounts Effective September 30, 1999.................................15
   3.10     Merger of Frozen First Western Plan Accounts Effective June 30, 2000..................................15
   3.11     Merger of Frozen Picton Cavanaugh Plan Accounts Effective June 30, 2000...............................15
   3.12     Merger of Frozen TOB Plan Accounts Effective August 1, 2000...........................................16
   3.13     Transfer of Defined Benefit Plan Assets...............................................................17
   3.14     Catch-Up Contributions................................................................................17
   3.15     Catch-Up Matching Contributions.......................................................................18

Article IV. Allocations...........................................................................................19
   4.01     Participant Accounts..................................................................................19
   4.02     Allocation of Profit Sharing Contributions............................................................19
   4.03     Allocation of Compensation Deferral Contributions.....................................................20
   4.04     Allocation of Matching Contributions..................................................................20
   4.05     Allocation of Investment Gain or Loss.................................................................20
   4.06     Allocation of Cash Dividends..........................................................................20
   4.07     Valuations............................................................................................20
   4.08     Allocation of Gain or Loss............................................................................21
   4.09     Annual Report to Participants.........................................................................21

Article V.  Benefits To Participants..............................................................................22
   5.01     Upon Retirement or Disability.........................................................................22
   5.02     Upon Death............................................................................................22
   5.03     Nonforfeitable Interest Upon Termination of Employment................................................22
   5.04     October 2, 1998 Change in Control.....................................................................23
   5.05     Forfeiture Upon Termination of Employment.............................................................23
   5.06     Change in Control.....................................................................................24

Article VI. Distributions.........................................................................................25
   6.01     Commencement of Benefits..............................................................................25
   6.02     Payment of Benefits: Pre-1999 Participants............................................................25
   6.03     Payment of Benefits: Post-1998 Participants...........................................................26
   6.04     Optional Forms of Benefit.............................................................................26
   6.05     Definitions...........................................................................................27
   6.06     Mandatory Commencement of Benefits....................................................................29
   6.07     Distributions After Death of a Participant............................................................30
   6.08     Right to Have Accounts Transferred....................................................................31
   6.09     Restrictions on Distributions of Compensation Deferral Contributions..................................32

Article VII.  Limitation On Contributions And Benefits............................................................33
   7.01     Definitions...........................................................................................33

                                Table of Contents
                                -----------------
                                    (Cont'd)

                                                                                                                 Page
                                                                                                                 ----
   7.02     Limitation on Annual Additions........................................................................33
   7.03     Limitation of Benefits Under All Plans................................................................34

Article VIII.Nondiscrimination Requirements.......................................................................35
   8.01     Definitions...........................................................................................35
   8.02     Nondiscrimination Requirements for Compensation Deferral Contributions................................37
   8.03     Nondiscrimination Requirements for Matching Contributions and Employee Contributions..................38
   8.04     Multiple Use Limitation...............................................................................39
   8.05     Distribution Rules for Excess Contributions and Excess Aggregate Contributions........................40

Article IX.  Trust Fund And Investment Funds......................................................................41
   9.01     Individual Investment Funds...........................................................................41
   9.02     Individual Investment Funds...........................................................................41
   9.03     Participants' Right to Vote Company Stock.............................................................42

Article X.  Amendment Or Termination..............................................................................43
   10.01    Amendment.............................................................................................43
   10.02    Plan Termination or Discontinuance of Contributions...................................................43
   10.03    Merger, Consolidation or Transfer of Assets...........................................................43

Article XI.  Administration.......................................................................................44
   11.01    Plan Administrator's Powers and Duties................................................................44
   11.02    Records and Reports...................................................................................44
   11.03    Payment of Expenses...................................................................................44
   11.04    Claims Procedure......................................................................................44

Article XII.  Participating Employers.............................................................................46
   12.01    Commencement..........................................................................................46
   12.02    Termination...........................................................................................46
   12.03    Single Plan...........................................................................................46
   12.04    Delegation of Authority...............................................................................46
   12.05    Disposition of Assets or Subsidiary...................................................................46

Article XIII. Loans And In-Service Withdrawals....................................................................47
   13.01    Loans to Participants.................................................................................47
   13.02    Hardship Distributions................................................................................48
   13.03    In-Service Withdrawals Relating to the Adrian State Bank Plan.........................................49
   13.04    Hardship Distribution from Rollover Accounts..........................................................49

Article XIV. Miscellaneous........................................................................................50
   14.01    Participant's Rights..................................................................................50
   14.02    Assignment or Alienation of Benefits..................................................................50
   14.03    Reversion of Funds to Employer........................................................................50
   14.04    Action by Company.....................................................................................51
   14.05    Allocation of Responsibilities........................................................................51

                                Table of Contents
                                -----------------
                                    (Cont'd)

                                                                                                                 Page
                                                                                                                 ----
   14.06    Construction of Plan..................................................................................51
   14.07    Gender and Number.....................................................................................52
   14.08    Headings..............................................................................................52
   14.09    Voting Company Stock..................................................................................52
   14.10    Payment of Expenses...................................................................................52
   14.11    Incapacity............................................................................................52
   14.12    Employee Data.........................................................................................52
   14.13    Reduction for Overpayment.............................................................................52
   14.14    Invalidity of Certain Provisions......................................................................52
   14.15    Plan Supplements......................................................................................53

Article XVI. Top Heavy Provisions.................................................................................54
   15.01    Definitions...........................................................................................54
   15.02    Determination of Top Heavy Status.....................................................................55
   15.03    Combination of Defined Benefit and Defined Contribution Plan..........................................55
   15.04    Minimum Contribution..................................................................................56
   15.05    Minimum Vesting.......................................................................................56

                                 Execution Page
                                 --------------

          In Witness Whereof, on behalf of Sky Financial Group, Inc., the undersigned officer has executed this amendment and restatement of the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan, effective as of January 1, 2001.

          Dated this      day of                       2001.
                     ----        ---------------------

                                     Sky Financial Group, Inc.


                                     By:
                                        ----------------------------------------
                                        Its:
                                            ------------------------------------

                                                                (Seal)

            Sky Financial Group, Inc. Profit Sharing and 401(K) Plan
            --------------------------------------------------------
               (As Amended and Restated Effective January 1, 2001)

                                  Introduction
                                  ------------

     The Plan was originally established as the Mid American National Bank & Trust Company Profit Sharing Retirement Plan, effective January 1, 1966. Effective July 1, 1989, Mid Am, Inc. ("Mid Am") assumed sponsorship of the Plan. Mid Am last amended and restated the Plan effective January 1, 1995. Mid Am merged into Citizens Bancshares, Inc. ("Citizens") effective October 2, 1998 (the "Merger Date"), with the resulting corporation renamed Sky Financial Group, Inc. (the "Company"). The Company became the sponsor of the Mid Am Inc. Profit Sharing and 401(k) Plan on the Merger Date.

     Effective January 1, 1999, the Company amended and restated the Mid Am, Inc. Profit Sharing and 401(k) Plan as the Sky Financial Group Inc. Profit Sharing and 401(k) Plan (the "Plan"). On this January 1, 1999 date, eligible employees of Citizens and The Ohio Bank, and eligible employees of their respective subsidiaries, become eligible to participate in the Plan.

     Prior to June 30, 1999, a portion of the Plan (the "ESOP Portion") was invested in Qualifying Employer Securities (as defined in Code Section 4975(e)(8)), and designed to qualify as a stock bonus plan and an employee stock ownership plan under Code Section 4975(e)(7) and the regulations thereunder. Effective June 30, 1999, the ESOP Portion of the Plan was spun-off and merged into the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan (the "Sky ESOP Pension Plan").

     The frozen Mid Am, Inc. Profit Sharing and 401(k) Plan (the "Frozen Plan") was merged into this Plan. Participants with Frozen Plan accounts were allowed to direct the investment of their Frozen Plan account balances between Sky Financial Group, Inc. common stock and a special investment portfolio maintained by a trustee. Effective September 30, 1999, the portion of the Plan containing Participant Frozen Plan accounts invested in Sky Financial Group, Inc. common stock was spun-off and merged into the Sky ESOP Pension Plan. In addition, effective September 30, 1999, each Participant with a Frozen Plan account invested in the special investment portfolio is allowed to direct the investment of that account into the Investment Funds offered in accordance with Article IX of the Plan.

     Effective June 30, 2000, a portion of the First Western Bancorp, Inc. 401(k) Profit-Sharing and Stock Bonus Plan (the "First Western Plan") was merged into, and amended and restated in the form of, the Plan. The First Western Plan resulted from a merger of two plans, and was last amended and restated on June 30, 1994, effective as of January 1, 1987. Effective June 30, 2000, the portion of the First Western Plan that is intended to constitute an employee stock ownership plan under Code Section 4975(e)(7) was spun-off and merged into the Sky ESOP Pension Plan. Also effective June 30, 2000, the remaining portion of the First Western Plan was amended, restated and merged into this Plan.

     Effective July 1, 2000, the Picton Cavanaugh, Inc. Profit-Sharing Retirement Plan (the "Picton Cavanaugh Plan") was merged into, and amended and restated in the form of, the Plan. Eligible employees of Picton Cavanaugh, Inc. were eligible to participate in the Plan beginning

January 1, 2000. The Picton Cavanaugh Plan was a Non-Standardized Prototype Plan maintained by Picton Cavanaugh, Inc., and was last amended and restated on December 21, 1998, effective as of January 1, 1999. Picton Cavanaugh, Inc. became a wholly-owned subsidiary of the Company on May 1, 1999.

     Effective August 1, 2000, The Ohio Bank Employees' Profit Sharing Plan (the "TOB Plan") was merged into, and amended and restated in the form of, the Plan. The TOB Plan was originally established effective January 1, 1984, and was last amended and restated effective January 1, 1989. The Company acquired The Ohio Bank in 1998, and The Ohio Bank became a participating Employer under this Plan effective January 1, 1999.

     This document is an amendment and restatement of the Plan generally effective as of January 1, 2001, except as and to the extent otherwise provided herein. The Company intends that the Plan, together with the Trust Agreement, meet all the pertinent requirements of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted, wherever possible, to comply with the terms of the Code and ERISA.

                                    Article I
                                   Definitions
                                   -----------

     In addition to other terms defined elsewhere in this Plan document, the following terms shall have the following meanings:

     1.01 Acquired Employer. "Acquired Employer" means any organization, corporate or otherwise, that is acquired by purchase, merger, consolidation or any other method, except for asset purchase.

     1.02 Annual Compensation. "Annual Compensation" means a Participant's earned income, wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employers (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), but excluding the following:

          (a) Employer contributions to a plan of deferred compensation, including this Plan, that are not included in the Employee's gross income for the taxable year in which contributed, Employee contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation.

          (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

          (d) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits (even if included in gross income); and

          (e) other amounts that received special tax benefits or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludible from the gross income of the Employee).

Annual Compensation includes a Participant's voluntary reductions in cash consideration made in accordance with arrangements established by the Employer under Code Section 125 and Code Section 401(k).

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the Annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which

Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

     The Annual Compensation of each Participant taken into account under the Plan for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code
Section 401(a)(17)(B).

     1.03 Annuity Starting Date. "Annuity Starting Date" is defined in Section 6.05.

     1.04 Applicable Period. The "Applicable Period" is defined in Section 6.05.

     1.05 Break in Service. "Break in Service" means a Plan Year in which an Employee has not completed more than 500 Hours of Service.

     1.06 Change in Control. "Change in Control" means the occurrence of any one or more of the following events: (a) the merger or consolidation of the Company with or into any other corporation and the Company is not the surviving corporation; (b) in excess of 24.99% of the outstanding Company Stock is owned, held or controlled by an entity, person or group acting in concert with the power to control the Company as that term is defined in Rule 405 of the Securities Act of 1933, as amended; (c) the sale or exchange in excess of 24.99% of the assets of the Company to an entity, person or group acting in concert;
(d) the recapitalization, reclassification of securities or reorganization of the Company that has the effect of either subpart (b) or (c) above; (e) the issuance by the Company of securities in an amount in excess of 24.99% of the outstanding Company Stock to any entity, person or group acting in concert and intending to exercise control of the Company; or (f) the removal, termination or retirement of more than 50% of the members of the Board of Directors of the Company during any consecutive 12-month period.

     1.07 Code. "Code" means the Internal Revenue Code of 1986, as amended.

     1.08 Company. "Company" means Sky Financial Group, Inc.

     1.09 Company Stock. "Company Stock" means the common stock of Sky Financial Group, Inc.

     1.10 Disability. "Disability" means a physical or mental condition of a Participant resulting from a bodily injury or disease or mental disorder that renders the Participant eligible for benefits under the Company's long-term disability plan.

     1.11 Employee. "Employee" means each and every person employed by an Employer who is classified by an Employer as a common law employee; provided that, only individuals who are paid as common law employees from the payroll of an Employer shall be deemed to be Employees for purposes of the Plan. Any person who agrees with an Employer that he or she will not be a Participant will not be eligible to participate in the Plan.

     For purposes of this definition of Employee, and notwithstanding any other provisions of the Plan to the contrary, individuals who are not classified by an Employer, in its discretion, as employees under Code Section 3121(d) (including, but not limited to, individuals classified by the Employer as independent contractors and non-employee consultants) and individuals who are classified by an Employer, in its discretion, as employees of any entity other than an Employer do not meet the definition of Employee and are ineligible for benefits under the Plan, even if the classification by the Employer is determined to be erroneous, or is retroactively revised. In the event the classification of an individual who is excluded from the definition of Employee under the preceding sentence is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from the definition of Employee and shall be ineligible for benefits for all periods prior to the date the Employer determines its classification of the individual is erroneous or should be revised. The foregoing sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior the amendment of this definition of Employee.

     No person classified by an Employer as a temporary, seasonal or summer employee shall be deemed to be an Employee. No person who is classified by an Employer as an independent contractor shall be deemed to be an Employee. No person who is classified by an Employer as a "leased employee" shall be deemed to be an Employee. "Leased employee" shall mean any person who is not an Employee but who provides services to an Employer if:

          (a) such services are provided pursuant to an agreement between the Employer and any leasing organization;

          (b) such person has performed services for the Employer (or for the Employer and any related person within the meaning of Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one
     (1) year; and

          (c) such services are performed under the primary direction or control of the Employer.

     Except as provided below, a "leased employee" shall be treated as an employee of an Employer for nondiscrimination testing and other purposes specified in Code Section 414(n). However, contributions or benefits provided by the leasing organization that are attributable to services performed for an Employer shall be treated as provided by the Employer. A "leased employee" shall not be treated as an employee if such "leased employee" is covered by a money purchase pension plan of the leasing organization, and the number of leased employees does not constitute more than 20% of the Employers' "non-highly compensated work force" as defined by Code Section 414(n)(5)(C). The money purchase pension plan of the leasing organization must provide benefits equal to or greater than: (i) a non-integrated employer contribution rate of at least 10% of compensation, (ii) immediate participation, and (iii) full and immediate vesting.

     1.12 Employer. "Employer" means any Related Entity with respect to the Company that adopts this Plan pursuant to Article XII. The term also includes the Company, unless the context otherwise requires.

     1.13 Entry Date. "Entry Date" means the first day of each calendar month in the Plan Year.

     1.14 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.15 Hour of Service. "Hour of Service" means:

     (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by either the Company or the Employer for the performance of duties;

     (b) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by either the Company or the Employer for reasons (such as vacation, sickness, disability, or similar leave of absence) other than for the performance of duties, and for military leaves, maternity/paternity leaves or leaves for jury duty; and

     (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by either the Company or the Employer provided that the same Hours of Service shall not be credited under this Section
(c) and Sections (a) or (b) above, as the case may be.

     (d) An Employee shall also be credited with one Hour of Service for each hour that otherwise would normally have been credited to the Employee but during which such Employee is absent from work for any period (i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with such Employee in connection with an adoption of such child by the Employee or (iv) for purposes of caring for a child for a period beginning immediately following birth or placement, provided that an Employee shall be credited with no more than 501 Hours of Service on account of any single continuous period of absence by reason of any such pregnancy, birth or placement and provided further that Hours of Service credited to an individual on account of such a period of absence shall be credited only for the Break in Service computation period in which such absence begins if an Employee would otherwise fail to be credited with 501 or more Hours of Service in such period or, in any other case, in the immediately following computation period.

     Hours of Service computed hereunder shall be computed in accordance with
Section 2530.200 b-2 (b) and (c) of the Department of Labor Regulations, which is incorporated herein by reference. In no event shall more than 501 Hours of Service be credited for any one continuous period of absence during or for which the employee receives payment for nonperformance of duties whether or not such period occurs in a single computation period.

     1.16 Named Fiduciary. "Named Fiduciary" means a fiduciary named in this document, or who, pursuant to a procedure specified in the Plan, is identified as a Named Fiduciary.

     1.17 Normal Retirement Age. "Normal Retirement Age" means age 65 years.

     1.18 Normal Retirement Date. "Normal Retirement Date" means the first day of the month coinciding with or next following the date on which a Participant attains Normal Retirement Age.

     1.19 Participant. "Participant" means an Employee who has satisfied the eligibility requirements for the participation in the Plan.

     1.20 Plan. "Plan" means the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan.

     1.21 Plan Administrator. "Plan Administrator" means the Sky Financial Group, Inc. Benefit Plans Committee (the "Committee"). The Plan Administrator shall be the Plan's Named Fiduciary. The Plan Administrator shall have no responsibility for the custody or management of the Trust Fund.

     1.22 Plan Year. "Plan Year" means the 12-month period beginning on January 1 and ending on the following December 31 of each year.

     1.23 Related Entity. "Related Entity" means: (a) all corporations that are members with the Company in a controlled group of corporations within the meaning of Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and (e)(3)(c); (b) all trades or businesses (whether or not incorporated) that are under common control with the Company as determined by regulations promulgated under Code Section 414(c); (c) all trades or businesses that are members of an affiliated service group with the Company within the meaning of Code Section 414(m); and (d) any other entity required to be aggregated with the Company in accordance with regulations under Code Section 414(o); provided, however, for purposes of Article VII, the definition shall be modified to substitute the phrase "more than 50%" for the phrase "at least 80%" each place it appears in Code Section 1563(a)(1). The term "Related Entity" shall include the predecessor of the Company and any Related Entity.

     1.24 Trust. "Trust" means one or more Trusts established to fund the Plan. The Trustee shall receive any contributions paid to it. All contributions so received together with the income therefrom shall be held, managed and administered in the Trust pursuant to the terms of the Plan.

     1.25 Trustee. "Trustee" means Sky Trust, N.A. The Trustee shall have the authority and discretion to manage and control the assets of the Plan. The Trustee is a Named Fiduciary.

     1.26 Trust Fund. "Trust Fund" means all assets of whatever kind or nature held by the Trustee pursuant to the terms of the Plan, unless indicated otherwise. The Trust Fund may consist of more than one trust agreement with more than one Trustee.

     1.27 Valuation Date. "Valuation Date" shall mean each business day on which the Nasdaq Stock Market is open.

     1.28 Year of Service. For purposes of determining eligibility to participate in the Plan in accordance with Section 2.01(b) hereof, "Year of Service" means a 12-consecutive month period, commencing on the date of an Employee's first Hour of Service with an Employer, during which the Employee is continuously employed by an Employer.

     (a) For purposes of determining a Participant's nonforfeitable interest pursuant to Section 5.03, "Year of Service" means a Plan Year during which such participant is credited with at least 1,000 Hours of Service. For purposes of
Section 5.03, a Participant will be credited with a Year of Service if the Participant completes 1,000 Hours of Service during said period, even though the Participant is not employed for the full 12-month period.

     (b) An Employee who does not initially meet the eligibility requirements of
Section 2.01 and later becomes a Participant, will have all Years of Service counted for Plan purposes, both prior to and subsequent to becoming a Participant.

     (c) In the event a terminated Participant is re-hired, all Years of Service with an Employer shall be counted for purposes of Sections 2.01 and 5.03 hereof.

     (d) Solely for purposes of determining a Participant's nonforfeitable interest pursuant to Section 5.03 hereof, "Year of Service" means any Plan Year during which an individual was a leased employee (as defined in Code Section 414(n)) of the Company or any entity that must be aggregated with the Company under Code Sections 414(b), (c) or (m) and during which the individual earned at least 1,000 Hours of Service.

     (e) If a Participant who has no nonforfeitable rights under Article V has five consecutive Breaks in Service, then the Plan shall not take into account Years of Service after such consecutive Breaks in Service for purposes of determining the nonforfeitable percentage of the Participant's Account that accrued before the Break in Service.

     (f) If a Participant who has no nonforfeitable rights incurs a Break in Service for the greater of (i) five or more consecutive Plan Years or (ii) the Participant's accumulated Years of Service prior to the Break in Service, then the Plan shall not take into account Years of Service prior to such consecutive Breaks in Service for the purpose of determining the nonforfeitable percentage of the Participant's Accounts that accrues after the Break in Service.

     (g) Effective for Plan Years beginning on and after January 1, 2001, all hours, years and/or other periods of service that an Employee had with an Acquired Employer shall be credited toward Years of Service under the terms and conditions of this Section 1.27 solely for purposes of determining the Employee's (i) eligibility to participate in the Plan under Section 2.1, and
(ii) nonforfeitable interest in his or her Accounts under Section 5.03.

                                   Article II
                                   Eligibility
                                   -----------

     2.01 Eligibility. Subject to the terms of the Plan, each Employee who was a Participant in the Plan as of December 31, 2000, shall participate in the Plan on and after January 1, 2001. Each other Employee will become a Participant according to the following:

     (a) Solely with respect to Compensation Deferral Contributions provided for under Section 3.02 hereof, each Employee shall be eligible to make Compensation Deferral Contributions beginning with the first day the Employee completes an Hour of Service, or on the first Entry Date thereafter, if the Employee meets both of the following requirements:

          (i) the Employee has attained age 18 years; and

          (ii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan.

     (b) With respect to Employer Matching and Profit Sharing Contributions provided for under Sections 3.03 and 3.04 of the Plan, each Employee shall participate in the Plan on the first Entry Date coincident with or next following the date the Employee meets all of the following requirements:

          (i) the Employee is credited with one Year of Service;

          (ii) the Employee has attained age 18 years; and

          (iii) the Employee is not a member of a collective bargaining unit unless the collective bargaining agreement between the Employer and the union provides for participation in this Plan.

     Notwithstanding the foregoing, with respect to Profit Sharing Contributions only, an Employee who completes the requirements of this Section 2.01(b) during the month of December in a Plan Year shall be eligible to participate in the Plan as of the December 1 in that Plan Year.

     2.02 Eligibility Upon Re-employment. A former Participant, or former Employee who met the eligibility requirements of Section 2.01(b) for participation in the Plan at the time he or she terminated employment, and who is subsequently rehired, shall participate in the Plan on the Entry Date coinciding with or next following his or her re-employment by the Employer, if the Employee then meets the requirements for participation described in Section 2.01.

     2.03 Participation Upon Change of Job Status. An individual who has satisfied the requirements of Section 2.01(a) or (b) but who is not a Participant because he or she is not an Employee or because he or she does not satisfy Sections 2.01(a)(2) or (b)(3), shall become a Participant immediately (but not sooner than the Entry Date on which the individual would have become a Participant had he been an Employee and had satisfied Section 2.01(a)(2) or
                                    ---
(b)(3) at all times) upon becoming an Employee and upon satisfying Section 2.01(a)(2) and (b)(3).

                                   Article III
                                  Contributions
                                  -------------

     3.01 Employer Contributions. The Plan is designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412 and 417. The Employer may make contributions to the Plan without regard to current or accumulated earnings and profits for any taxable year or years ending with or within such Plan Year.

     Prior to January 1, 1999, Employers' Profit Sharing Contributions were made and invested solely in Qualifying Employer Securities. On and after January 1, 1999, Employers' Profit Sharing Contributions may be made in cash. Each Participant's Profit Sharing Contributions Account as of December 31, 1998 (including any Profit Sharing Contribution for the 1998 Plan Year), was renamed the Participant's "ESOP Account" effective January 1, 1999, and a new Profit Sharing Contributions Account was established for each Participant on January 1, 1999, pursuant to Section 4.01. Effective June 30, 1999, the portion of the Plan consisting of all ESOP Accounts was spun off from this Plan and merged into the Sky ESOP Pension Plan.

     3.02 Compensation Deferral Contributions. Each Employee who becomes eligible to participate may elect to defer a percentage of his or her Annual Compensation for each pay period that he or she remains a Participant in accordance with procedures established by the Plan Administrator. The Participant's election shall be made at such time and in such manner as the Plan Administrator shall determine. The Participant's election shall remain in effect until revoked or superseded by a subsequent election pursuant to procedures established by the Plan Administrator.

     (a) Amount. A Participant may specify a Compensation Deferral Contribution amount equal to any whole percentage of his or her Annual Compensation, not less than 1% thereof; except that the Plan Administrator may specify a lower percentage amount of contribution from time to time in order to prevent excess contributions.

     (b) Change. A Participant may change the specified percentage of Compensation Deferral Contributions at any time, but not retroactively, by making a revised election, unless the Plan Administrator shall specify that changes are permitted less frequently.

     (c) Suspension. A Participant may suspend his or her election to make Compensation Deferral Contributions at any time, but not retroactively.

     (d) Compensation Reduction. A Participant's Annual Compensation for a Plan Year shall be reduced by the amount of the Compensation Deferral Contribution that the Participant elects for such Plan Year.

     (e) Election. All elections shall be made at the time, in the manner, and subject to the conditions specified by the Plan Administrator, who shall prescribe uniform and nondiscriminatory rules for such elections.

     (f) Timing of Contributions. The Employers shall pay over to the Trust Fund all Participants' Compensation Deferral Contributions made under this Section
3.01 with respect to a Plan Year as of the earliest day on which such amounts can reasonably be segregated from the

Employer's general assets; provided, however that such contributions shall be made no later than the fifteenth business day of the month following the date on which such amounts would otherwise have been payable to the Participant in cash, or as of such earlier or later date (in the case of any available extensions of time) as may be required or permitted by regulations issued pursuant to ERISA. Contributions made by Employers under this Section shall be allocated to the Compensation Deferral Accounts of the Participants from whose Annual Compensation the contributions were withheld in an amount equal to the amount withheld. Such contributions shall be deemed to be employer contributions made on behalf of Participants to a qualified cash or deferred arrangement (within the meaning of Code Section 401(k)(2)).

     (g) Nondiscrimination Limitations. Contributions to a Participant's Compensation Deferral Contributions Account must meet the nondiscrimination requirements of Code Section 401(k) pursuant to Section 8.02 hereof.

     (h) Exclusion Limitations. Except as provided herein, the Employer shall contribute to the Plan on behalf of the Participant the full amount of the Compensation Deferral Contribution authorized by each Participant. In no event, however, shall a Participant's Compensation Deferral Contributions to the Plan for any calendar year exceed $10,500. The Employer shall automatically discontinue Compensation Deferral Contributions for the remainder of the year on behalf of a Participant who reaches this limitation. If due to a mistake in fact, a Compensation Deferral Contribution in excess of $10,500 is allocated in a calendar year to the Compensation Deferral Contribution Account of any Participant, the Trustee shall return to such Participant the portion of his Compensation Deferral Contribution in excess of $10,500 plus any earnings and less any losses attributable to such excess not later than the April 15 immediately following the calendar year during which such excess contribution was made. If in a calendar year a Participant's Compensation Deferral Contributions under the Plan, when aggregated with any other elective deferrals made by such Participant in such calendar year to any other qualified retirement plan under Code Sections 401(k), 403(b) and 408(k), whether or not maintained by an Employer, would otherwise exceed $10,500, such Participant may before the March 1 immediately following such calendar year notify the Plan Administrator in writing as to the portion of the amount in excess of $10,500 to be allocated to the Plan, and the Plan Administrator may, but is not required to, direct the Trustee to pay to such Participant the amount of the excess that was allocated to the Plan by such Participant plus any earnings allocated to such excess amount before the April 15 immediately following the calendar year during which the excess contribution was made. The $10,500 limitation contained in this Section shall be automatically adjusted in accordance with Code Sections 402(g)(5) and 415(d).

     3.03 Matching Contributions. For each pay period beginning on or after the first Entry Date on which the Participant has satisfied the eligibility requirements of Section 2.01(b), the Employer shall contribute to the Trust Fund on behalf of each Participant an amount equal to 100% of the first 3% of the Participant's Compensation Deferral Contributions for the pay period, to a maximum of 3% of such Participant's Annual Compensation for such pay period. The Matching Contribution shall be contributed to the Trust Fund on behalf of each Participant who is eligible to receive such Contribution in accordance with
Section 2.01(b), and allocated among the Investment Funds according to the Participant's election.

     Notwithstanding the foregoing, any eligible Participant who does not make Compensation Deferral Contributions of at least 3% during a pay period because such Participant has already made Compensation Deferral Contributions for the Plan Year up to the limit prescribed under Code Section 402(g) shall receive a Matching Contribution for that pay period as if such Participant had made the Compensation Deferral Contributions already contributed to the Plan for that Plan Year ratably over the pay periods occurring during the Plan Year.

     (a) Nondiscrimination Limitations. Contributions to a Participant's Matching Contributions Account must meet the nondiscrimination requirements of Code Section 401(m) pursuant to Section 8.03 hereof.

     (b) Timing of Contributions. Matching Contributions shall be periodically contributed by the Employer to the Trust Fund in accordance with the Employer's established payroll procedures in a manner uniformly applied to all Participants similarly situated.

     3.04 Profit Sharing Contributions. Each year the Employers may make a Profit Sharing Contribution to the Trust Fund in such amounts as the Company, in its sole discretion, shall determine. Employer Profit Sharing Contributions shall be held and administered in trust by the Trustee according to the terms and conditions of the Plan and Trust. Employer contributions may be paid in cash. To the extent that the Trust has obligations arising from an extension of credit of the Trust that is payable in cash within one year of the date of the Employer's contribution is made, such contribution will be paid to the Trust in cash. Any such contribution shall be allocated in accordance with Section 4.02 hereof, to those Participants eligible to receive such contribution in accordance with Section 2.01(b).

     The Employer's Profit Sharing Contribution, if any, shall be made to the Trustee in full within such time as may be permitted for Federal Income Tax purposes to obtain a deduction for the contribution by the Employer for such taxable year.

     3.05 Rollover Contributions. The Trustee may accept transfers on behalf of a Participant from:

     (a) a qualified pension or profit sharing plan maintained by a former employer of the Participant;

     (b) a previously qualified pension or profit sharing plan maintained by the Employer;

     (c) a "rollover" Individual Retirement Account as that term is defined in Code Section 408(d)(3)(A)(ii); or

     (d) a plan in which assets are held on behalf of an Owner-Employee as defined in Code Section 401(c)(3), which satisfies the applicable requirements of Code Sections 401(a) and 401(d) and with respect thereto: (i) the transferred funds shall be maintained in separate accounts in the name of the respective Participants; and (ii) a Participant's interest in the separate account shall be nonforfeitable.

     In addition to the rollover contributions set forth in paragraphs (a) through (d) above, the Trustee also may accept transfers made after December 31, 2001 from an annuity contract described in Code Section 403(b) or an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

     Notwithstanding the above, no direct transfer may be made from a plan maintained by the Company that is subject to the requirements of Code Section 401(a)(11)(A).

     3.06 Special Rules Relating to Veterans Re-employment Rights Under USERRA. Effective December 12, 1994, the following special provisions shall apply to an Employee or Participant who is re-employed in accordance with the re-employment provisions of the Uniformed Services Employment and Re-employment Rights Act (USERRA) following a period of qualifying military service (as determined under USERRA):

     (a) Each period of qualifying military service served by an Employee or Participant shall, upon such re-employment with an Employer, be deemed to constitute service with the Employer for all purposes of the Plan.

     (b) The Participant shall be permitted to make up Compensation Deferral Contributions missed during the period of qualifying military service. The Participant shall have a period of time beginning on the date of the Participant's re-employment with an Employer following his period of qualifying military service and extending over the lesser of (i) the Participant's period of qualifying military service multiplied by three, and (ii) 5 years, to make up such missed Compensation Deferral Contributions.

     (c) If the re-employed Participant elects to make up Compensation Deferral Contributions in accordance with paragraph (b) above, the Employer shall make any Matching Contributions that would have been made on behalf of such Participant had the Participant made such Compensation Deferral Contributions during the period of qualifying military service.

     (d) If the Employer made any Profit Sharing Contributions to the Plan during the period of qualifying military service, the Employer shall make a Profit Sharing Discretionary Contribution on behalf of the Participant upon the Participant's re-employment following his period of qualifying military service, in the amount that would have been made on behalf of such Participant had the Participant been employed during the period of qualifying military service.

     (e) The Plan shall not (i) credit earnings to a Participant's Accounts with respect to any Compensation Deferral or Matching Contribution before such contribution is actually made, or (ii) make up any allocation of forfeitures, with respect to the period of qualifying military service. A re-employed Participant shall be entitled to accrued benefits attributable to Compensation Deferral Contributions only if such contributions are actually made.

     (f) For all purposes under the Plan, including an Employer's liability for making contributions on behalf of a re-employed Participant as described above, the Participant shall be treated as having received Annual Compensation from the Employer based on the rate of Annual Compensation the Participant would have received during the period of qualifying military service, or if that rate is not reasonably certain, on the basis of the Participant's average rate of Annual Compensation during the 12-month period immediately preceding such period.

     (g) If a Participant makes a Compensation Deferral Contribution or the Employer makes a Matching Contribution in accordance with the foregoing provisions of this Section 3.06:

          (i) such contributions shall not be subject to any otherwise applicable limitation under Code Section 402(g), 404(a) or 415, and shall not be taken into account in applying such limitations to other Participant or Employer contributions under the Plan or any other plan with respect to the year in which such contributions are made, and such contributions shall be subject to these limitations only with respect to the year to which such contributions relate and only in accordance with regulations prescribed by the Internal Revenue Service; and

          (ii) the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(a)(26), 401(k)(3), 401(k)(11), 401(k)(12),
     401(m), 410(b) or 416 by reason of such contributions.

     3.07 Automatic Compensation Deferral Contributions. The Company may, in its sole discretion, implement an automatic Compensation Deferral Contribution feature as to all Employees who first become eligible under Section 2.01(a) of the Plan, effective as of any date the Company specifies in the future. Pursuant to this automatic Compensation Deferral Contribution feature, the Plan Administrator will withhold a Compensation Deferral Contribution amount equal to 3% of the Annual Compensation of each Employee who first becomes eligible under
Section 2.01(a) of the Plan after the effective date the Company specifies for the automatic Compensation Deferral Contribution feature, as if the Participant had elected to defer that percentage of his or her Annual Compensation for each pay period. The Participant's deemed election shall remain in effect until the Participant files a subsequent election revoking or superseding the deemed election, pursuant to procedures established by the Plan Administrator.

     (a) A Participant may suspend his or her deemed election to make Compensation Deferral Contributions at any time, but not retroactively. A Participant may change the deemed election percentage at any time, but not retroactively, by making a revised election, unless the Plan Administrator specifies that changes are permitted less frequently.

     (b) Compensation Deferral Contributions deemed authorized by each Participant and contributed by the Employer pursuant to Section 3.02 hereof, shall be credited to the Participant's Compensation Deferral Contributions Account. If the Participant does not direct the manner in which such Contributions are to be invested among the Investment Funds, the Plan Administrator shall specify an Investment Fund or Funds into which such Contributions will be invested.

     (c) The Company intends that this Section 3.07 comply, and be administered in accordance with, the provisions of Revenue Ruling 98-30.

     3.08 Spin-off of ESOP Portion Effective June 30, 1999. Prior to June 30, 1999, a portion of the Plan (the "ESOP Portion") was invested in Qualifying Employer Securities (as defined in Code Section 4975(e)(8), and designed to qualify as a stock bonus plan and an employee stock ownership plan under Code
Section 4975(e)(7) and the regulations thereunder. Effective June 30, 1999, the ESOP Portion was spun-off from this Plan and merged into the Sky ESOP Pension Plan.

     3.09 Spin-off of Certain Frozen Plan Accounts Effective September 30, 1999. The frozen Mid Am, Inc. Profit Sharing and 401(k) Plan (the "Frozen Plan") was merged into the Plan. Participants with Frozen Plan accounts were allowed to direct the investment of their Frozen Plan account balances between Sky Financial Group, Inc. common stock and a special investment portfolio maintained by a trustee. Effective September 30, 1999, the portion of the Plan containing Frozen Plan accounts invested in Sky Financial Group, Inc. common stock was spun-off and merged into the Sky Financial Group, Inc. Employee Stock Ownership Pension Plan. In addition, effective September 30, 1999, Participants with Frozen Plan accounts invested in the special investment portfolio are allowed to direct the investment of those accounts into the Investment Funds offered in accordance with Article IX.

     3.10 Merger of Frozen First Western Plan Accounts Effective June 30, 2000. Prior to June 30, 2000, the Company maintained the First Western Bancorp, Inc. 401(k) Profit-Sharing and Stock Bonus Plan (the "First Western Plan"). Except for the portion of the First Western Plan intended to be an employee stock ownership plan (the "First Western ESOP"), the First Western Plan has been frozen since December 31, 1999. Effective June 30, 2000, the First Western ESOP was spun-off from the First Western Plan and merged into the Sky Financial Group, Inc. Employee Stock Ownership Plan. On that date, the remainder of the First Western Plan was merged into, and amended and restated in the form of, this Plan.

     Amounts transferred from the First Western Plan pursuant to this Section from a Participant's Account that were attributable to "Tax Reduction Contributions" under the First Western Plan shall be held and invested in the Participant's Compensation Deferral Contribution Account under this Plan, according to the Participant's investment elections. Amounts transferred from the First Western Plan that were attributable to "Stock Bonus Contributions" other than "Matching Contributions" under the First Western Plan shall be held and invested in the Participant's Profit Sharing Contributions Account under this Plan. The remaining amounts transferred from the First Western Plan shall be contributed to the Participant's Prior Plan Account.

     Notwithstanding the provisions of Section 5.03, certain amounts transferred from the First Western Plan are fully vested and nonforfeitable. A Participant for whom amounts are transferred under this Section will always have a nonforfeitable interest in the amounts transferred and credited to his or her Compensation Deferral Contributions Account and Prior Plan Account. Any amount transferred to a Participant's Profit Sharing Contributions Account will be subject to the nonforfeitable interest schedule contained in Section 5.03.

     "Years of Service" credited under the First Western Plan will count as Years of Service for all purposes under this Plan.

     3.11 Merger of Frozen Picton Cavanaugh Plan Accounts Effective June 30, 2000. Prior to July 1, 2000, the Company maintained the Picton Cavanaugh, Inc. Profit-Sharing Retirement Plan (the "Picton Cavanaugh Plan"). The Picton Cavanaugh Plan has been frozen since January 1, 2000. Eligible employees of Picton Cavanaugh, Inc. were eligible to participate in the Plan beginning January 1, 2000. Effective July 1, 2000, the Picton Cavanaugh Plan was merged into, and amended and restated in the form of, this Plan.

     Amounts transferred from the Picton Cavanaugh Plan pursuant to this Section from a Participant's Account that were attributable to "Elective Contributions" under the Picton Cavanaugh Plan shall be held and invested in the Participant's Compensation Deferral Contribution Account under this Plan, according to the Participant's investment elections. Amounts transferred from the Picton Cavanaugh Plan that were attributable to "Discretionary Contributions" other than "Matching Contributions" under the Picton Cavanaugh Plan shall be held and invested in the Participant's Profit Sharing Contributions Account under this Plan. Amounts transferred from the Picton Cavanaugh Plan that were attributable to "Matching Contributions" under the Picton Cavanaugh Plan shall be held and invested in the Participant's Matching Contributions Account under this Plan.

     A Participant for whom amounts are transferred under this Section will always have a nonforfeitable interest in the amounts transferred and credited to his or her Compensation Deferral Contributions Account. Any amount transferred to a Participant's Profit Sharing Contributions Account and Matching Contributions Account will be subject to the nonforfeitable interest schedule contained in Section 5.03.

     "Years of Service" credited under the Picton Cavanaugh Plan will count as Years of Service for all purposes under this Plan.

     3.12 Merger of Frozen TOB Plan Accounts Effective August 1, 2000. Prior to August 1, 2000, the Company maintained The Ohio Bank Employees' Profit Sharing Plan (the "TOB Plan"). The TOB Plan was frozen effective December 31, 1999. Effective August 1, 2000, the TOB Plan was merged into, and amended and restated in the form of, this Plan.

     Amounts transferred from the TOB Plan pursuant to this Section from a Participant's Account that were attributable to "Salary Deferral Contributions" under the TOB Plan shall be held and invested in the Participant's Compensation Deferral Contribution Account under this Plan, according to the Participant's investment elections. Any other amounts transferred from the TOB Plan shall be held and invested in the Participant's Prior Plan Account under this Plan.

     "Years of Service" credited under the TOB Plan will count as Years of Service for all purposes under this Plan.

     Notwithstanding the provisions of Section 5.03 of this Plan, amounts transferred from the TOB Plan are fully vested and nonforfeitable, and the following special provisions shall apply to those amounts:

     (a) In addition to the optional forms of benefit described in Section 6.04 of this Plan, a participant for whom an amount was transferred from the TOB Plan (a "TOB Participant") may elect to have his or her Accounts distributed in the form of a single premium nontransferable annuity contract that is not conditioned upon mortality, and that is purchased by the Trustee at the TOB Participant's direction.

     (b) Notwithstanding any contrary provision in Article VI of this Plan or this Section 3.12, a TOB Participant may, within the 60-day period preceding or the 60-day period commencing on the date of his or her employment termination, elect to receive part of the portion of his or her Accounts that were transferred from the TOB Plan in a partial distribution. To be effective, such partial distribution must represent at least 50%, but not more than 90%, of the amount transferred to the TOB Participant's Accounts from the TOB Plan. If a TOB Participant requests a partial distribution under this
Section 3.13(b), the distribution will be made within the 30-day period commencing on the later of (1) the date of the TOB Participant's employment termination; or (2) the date the Participant applies for the distribution.

     (c) In the event of a TOB Participant's death, the base value of any life insurance contract transferred from the TOB Plan to the Plan under this Section
3.12 that is in excess of the life insurance contract's cash value will be distributed to the Participant's Beneficiary in the method elected by the Beneficiary under Section 6.07 of this Plan.

     3.13 Transfer of Defined Benefit Plan Assets. The Company may, in its sole discretion, contribute to the Trust Fund amounts transferred from a terminated defined benefit plan previously maintained by the Company (the "Defined Benefit Plans"), in accordance with the provisions of Code Section 4980(d). Amounts transferred from the Defined Benefit Plans pursuant to this Section 3.13 shall either (a) be allocated to Participants' Profit Sharing and/or Matching Contributions Accounts in the Plan Year in which the transfer occurs, or (b) held and invested in a suspense account established under this Plan. Amounts held in a suspense account (including interest thereon) shall be allocated to Participants' Profit Sharing and Matching Contributions Accounts no less rapidly than ratably over the seven-Plan-Year-period beginning with Plan Year in which the transfer occurs.

     3.14 Catch-Up Contributions. Effective for Plan Years beginning after December 31, 2001, the Plan will permit each "Catch-Up Eligible Participant" to make Compensation Deferral Contributions in excess of the applicable limits set forth in paragraph (c) below ("Catch-Up Contributions") in any Plan Year.

     (a) The Plan shall not permit a Participant to make Catch-Up Contributions in any Plan Year that exceed the lesser of:

          (i) the applicable dollar limit prescribed by Code Section 414(v) (e.g., $1,000 for Plan Year 2002); and

          (ii) the excess (if any) of (A) the Participant's compensation (as defined in Code Section 415(c)(3)) for the year, over (B) any other Compensation Deferral Contributions the Catch-Up Eligible Participant makes for the Plan Year, other than Catch-Up Contributions under this Section 3.14.

     (b) Catch-Up Contributions to the Plan under this Section 3.14 shall not, with respect to the Plan Year in which the contribution is made:

          (i) be taken into account in applying the limits of Code Sections 401(a)(30), 401(k)(11), 402(h), 402A(c)(2), 403(b)(1)(E), 404(h), 408(k),
408(p), 415 or 457 to other contributions or benefits under the Plan or under any other plan of the Employers;

          (ii) cause the Plan to be treated as failing to meet the requirements of Code Sections 401(a)(4), 401(k)(3), 401(k)(8), 402(g), 403(b)(12), 408(k),
410(b) or 416 by reason of the making of (or the right to make) Catch-Up Contributions.

For all other purposes of the Plan, Catch-Up Contributions shall be treated as Compensation Deferral Contributions.

     (c) For purposes of this Section 3.14, the term "Catch-Up Eligible Participant" means, with respect to any Plan Year, each Participant in the Plan who: (i) has attained, or will attain, age 50 before the close of the Plan Year, and (ii) who is otherwise eligible to make Compensation Deferral Elections during the Plan Year, except by reason of the application of any limitation or other restriction described in Code Section 401(a)(30), 402(h), 403(b)(1)(E), 404(h), 408(k), 408(p), 415, 457, 401(k)(8)(C) or 408(k)(6) or any comparable limitation or restriction contained in the terms of the Plan.

     3.15 Catch-Up Matching Contributions. Effective for Plan Years beginning after December 31, 2001, each Employer may contribute for each Catch-Up Eligible Participant in its employ at the end of the Plan Year an amount ("Catch-Up Matching Contributions") based on the Catch-Up Contributions, if any, made by the Catch-Up Eligible Participant during such Plan Year. Each Employer will determine the amount of any Catch-Up Matching Contribution in its discretion, subject to the limitations described in Section 7.02. Any Catch-Up Matching Contributions shall be paid to the Trustee no later than the time required for the filing of the Employer's federal income tax returns for its fiscal year in which such Plan Year ends, including extensions of time thereof. For all other purposes of the Plan, Catch-Up Matching Contributions shall be treated as Matching Contributions.

                                   Article IV
                                   Allocations
                                   -----------

     4.01 Participant Accounts. The Plan Administrator shall direct the Trustee to maintain such separate Accounts for each Participant as the Plan Administrator shall from time to time determine, including the following:

     (a) Profit Sharing Contributions Account. The amount of the Employer's contribution to the Trust Fund pursuant to Section 3.04 hereof and allocated pursuant to Section 4.02(a) hereof, and any amount allocated to a Participant's Profit Sharing Account pursuant to Section 3.10, 3.11, 3.12 or 3.13, together with such Participant's share of all income, gains and accumulations therefrom, shall be credited and losses debited to each Participant's Profit Sharing Contributions Account.

     (b) Compensation Deferral Contributions Account. Compensation Deferral Contributions authorized by each Participant and contributed by the Employer pursuant to Section 3.02 hereof, and any amount allocated to a Participant's Compensation Deferral Contributions Account pursuant to Section 3.10 or 3.11, together with such Participant's share of all income, gains and accumulations therefrom, shall be credited and losses debited to each Participant's Compensation Deferral Contributions Account.

     (c) Matching Contributions Account. Matching Contributions made by the Employer pursuant to Section 3.03 or 3.15 hereof, and any amount allocated to a Participant's Matching Contribution Account pursuant to Section 3.11 or 3.13, together with such Participant's share of all income, gains and accumulations therefrom, shall be credited and losses debited to such Participant's Matching Contributions Account.

     (d) Prior Plan Account. Amounts transferred from a previous qualified plan of an Employer, together with such Participant's share of income, gains and accumulations therefrom, shall be credited and losses debited to each Participant's Prior Plan Account.

     (e) Rollover Contributions Account. Rollover Contributions made by a Participant pursuant to Section 3.05 hereof, together with such Participant's shares of all income, gains and accumulations therefrom, shall be credited and losses debited to such Participant's Rollover Contributions Account.

     (f) Frozen Plan Account. Amounts transferred to this Plan as a result of the merger of the frozen Mid Am, Inc. Profit Sharing and 401(k) Plan (the "Frozen Plan") into this Plan, and remaining in this Plan under the terms of
Section 3.09, together with such Participant's share of income, gains and accumulations therefrom, shall be credited and losses debited to each Participant's Frozen Plan Account.

     Said Profit Sharing Contributions Account, Compensation Deferral Contributions Account, Matching Contributions Account, Prior Plan Account, Rollover Contributions Account and Frozen Plan Account will sometimes hereinafter be collectively referred to as "Accounts."

     4.02 Allocation of Profit Sharing Contributions. Effective as of the last day of each Plan Year, any amount contributed by the Employers pursuant to
Section 3.04 or 3.13 hereof shall
be allocated and credited to the Profit Sharing Contributions Account of each eligible Participant. An allocation will be made only if the Participant was employed by the Employer on the last day of such Plan Year and was credited with at least 1,000 Hours of Service during such Plan Year, except that any Participant who became totally and permanently disabled, died or retired during such Plan Year shall receive an allocation. Such allocations shall be determined in the same proportion that such Participant's Annual Compensation bears to the total Annual Compensation of all Participants eligible to share in the Employers' Profit Sharing Contribution for such Plan Year. For this purpose, Annual Compensation shall (i) only include compensation earned while the Participant was an Employee of an Employer, and (ii) include compensation for the entire Plan Year, even if the Participant first became a Participant during the Plan Year.

     4.03 Allocation of Compensation Deferral Contributions. All Compensation Deferral Contributions made by the Employers pursuant to Section 3.02 for any pay period shall be allocated and credited to the Compensation Deferral Contributions Account of each eligible Participant who made Compensation Deferral Contributions for that pay period, according to such Participant's Compensation Deferral Contributions for the pay period. All Catch-Up Contributions made by the Employer pursuant to Section 3.14 for any pay period shall be allocated and credited to the Compensation Deferral Contributions Account of each Catch-Up Eligible Participant who made Catch-Up Contributions for that pay period, according to such Catch-Up Eligible Participant's Catch-Up Contributions for the pay period.

     4.04 Allocation of Matching Contributions. Any Matching Contributions made by the Employers pursuant to Section 3.03 or 3.13 for any pay period shall be allocated and credited to the Matching Contributions Account of each eligible Participant who made Compensation Deferral Contributions for that pay period, according to such Participant's Compensation Deferral Contributions for the pay period. The allocable share of each Participant shall be 100% of the first 3% of the Participant's Compensation Deferral Contributions for the pay period, up to a maximum of 3% of the Participant's Annual Compensation, subject to the terms of the Plan. Any Catch-Up Matching Contributions made by the Employers pursuant to Section 3.15 for any pay period shall be allocated and credited to the Matching Contributions Account of each eligible Participant who made Catch-Up Contributions for that period. Such allocations shall be determined in the same proportion that such Participant's Annual Compensation bears to the total Annual Compensation of all Participant's eligible to share in the Employer's Catch-Up Matching Contribution for such pay period. For this purpose, Annual Compensation shall (i) only include compensation earned while the Participant was an Employee of an Employer, and (ii) include compensation for the entire Plan Year, even if the Participant first became a Participant during the Plan Year.

     4.05 Allocation of Investment Gain or Loss. Any net gain or net loss resulting from the operation of the Investment Funds of the Trust for such year, determined in accordance with Article IX hereof, shall be allocated by the Trustee to the respective Participant's Accounts in proportion to the value of the respective interests in the Investment Fund immediately preceding such revaluation.

     4.06 Allocation of Cash Dividends. Cash dividends on Company Stock allocated to a Participant's Account shall be credited to the Participant's Account.

     4.07 Valuations. The Trust Fund and each Investment Fund shall be valued by the Trustee at fair market value as of each Valuation Date. The "adjusted net worth" of an Investment

Fund as of any Valuation Date means the net worth of that Investment Fund as determined by the Trustee in accordance with the provisions of the Trust Agreement.

     4.08 Allocation of Gain or Loss. Any increase or decrease in the market value of each Investment Fund of the Trust Fund since the preceding Valuation Date and all income earned, expenses incurred and realized profits and losses, shall be determined in accordance with accounting methods uniformly and consistently applied and shall be added to or deducted from the Account of each Participant based on the amount of a Participant's Account in such Investment Fund at the prior Valuation Date in accordance with non-discriminatory procedures and rules adopted by the Plan Administrator. Before reallocation, the Accounts of the Participants shall be reduced by any payments made therefrom in the period. At the Plan Administrator's discretion uniformly applied, administrative expenses directly connected or associated with a particular Participant's Account may be charged to the Account. Notwithstanding the foregoing, allocation shall not be required to the extent the Trust Fund, or any Investment Fund thereof, is administered in a manner that permits separate valuation of each Participant's interest therein without separate incremental cost to the Plan or the Plan Administrator otherwise provides for separate valuation.

     4.09 Annual Report to Participants. The Plan Administrator shall notify each Participant in writing of the financial status of his or her Accounts as of the last day of each Plan Year.

                                    Article V
                            Benefits to Participants
                            ------------------------

     5.01 Upon Retirement or Disability. When a Participant retires on or after the Participant's Normal Retirement Date, or becomes totally and permanently disabled, the entire interest in the Participant's Accounts, including the amount of any contributions for the Plan Year in which the Participant's retirement or Disability occurs, shall become nonforfeitable. The Plan Administrator, in accordance with the provisions of Section 6.01 of the Plan, shall then direct the Trustee to distribute to such Participant the entire interest in his or her Accounts. A Participant's Accounts shall be nonforfeitable upon the attainment of Normal Retirement Age.

     A Participant who remains in the employment of the Employer after the Participant's Normal Retirement Date shall continue to participate in the Plan. No distribution shall be made to the Participant until his or her actual retirement, subject to the mandatory commencement of benefit provisions of
Section 6.06 hereof.

     5.02 Upon Death. Upon the death of a Participant, the entire interest in the Participant's Accounts, including the amount of any contributions for the Plan Year in which the Participant's death occurs, shall become nonforfeitable. The Plan Administrator, in accordance with the provisions of Article VI of the Plan, shall then direct the Trustee to distribute the entire interest in the Participant's Accounts to such Participant's designated beneficiary or beneficiaries. The Plan Administrator may require proper proof of death and evidence of the right of any person to receive payment of the entire interest in the Accounts of the deceased Participant as the Plan Administrator deems desirable and the Plan Administrator's determination shall be conclusive. The Trustee shall make such distribution as soon as administratively feasible following the Participant's death and in accordance with the rules and procedures established by the Plan Administrator.

     Unless the Participant has made a Qualified Election, the Trustee shall make all payments to the Participant's spouse in a lump sum, or, if applicable, in a Qualified Pre-Retirement Survivor Annuity pursuant to Section 6.02. Each Participant, by written instrument delivered to the Plan Administrator, shall have the unqualified right to designate, and from time to time change, the beneficiary or beneficiaries to receive the entire interest in his Accounts in the event of his death, subject to the Qualified Election requirements in
Section 6.05(e).

     In the event the Participant fails to designate a beneficiary or beneficiaries, the entire interest in the Participant's Accounts shall be distributed first to the Participant's spouse if then living, or second to the Participant's estate.

     5.03 Nonforfeitable Interest Upon Termination of Employment. Upon termination of a Participant's employment for any reason other than retirement, Disability or death, the Trustee shall, in accordance with the provisions of
Section 6.01 of the Plan and at the instruction of the Plan Administrator, distribute to the Participant the entire interest then constituting his Compensation Deferral Contributions Account and Rollover Contributions Account, which are always nonforfeitable, and the nonforfeitable interest in the Participant's Matching Contributions Account, Profit Sharing Contributions Account, Frozen Plan Account and Prior Plan Account based on the Participant's Years of Service determined in accordance with the applicable schedule below:

         Years of Service       Nonforfeitable Interest

         Less than 2                       0%
         2 but less than 3                40%
         3 but less than 4                60%
         4 but less than 5                80%
         5 or more                       100%

     (a) Any Participant who, prior to January 1, 1999, was a Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan, and who has completed at least three Years of Service as of January 1, 1999, may elect in writing to have his or her nonforfeitable interest computed under the Plan's five year cliff vesting schedule in effect prior to January 1, 1999, by the later of: (i) the Participant's termination of employment, or (ii) the date that is 60 days after the day the Plan Administrator gives written notice of the Plan amendment to the Participant.

     (b) In the event the nonforfeitable interest schedule is amended, or the nonforfeitable interest schedule of an existing plan is amended by the Plan, then any Participant who has completed at least three Years of Service on the later of the date the amendment is adopted, or the date the amendment is effective may elect in writing to have his or her nonforfeitable interest computed under the prior applicable nonforfeitable interest schedule, beginning on the date the Plan amendment is adopted and ending on the later of: (i) the Participant's termination of employment, (ii) the date that is 60 days after the day the Plan amendment is adopted, (iii) the date that is 60 days after the day the Plan amendment becomes effective, or (iv) the date that is 60 days after the day the Plan Administrator gives written notice of the Plan amendment to the Participant.

     (c) Notwithstanding any contrary provision of this Plan, each Participant who was an employee of Sky Investments, Inc. on March 7, 2001, the effective date of the sale of Sky Investments, Inc., acquired a 100% nonforfeitable interest in his or her Accounts under the Plan as of that date.

     5.04 October 2, 1998 Change in Control. Each Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan on October 2, 1998, the effective date of the merger of Mid Am into Citizens, acquired a 100% nonforfeitable interest in his or her Accounts under the Mid Am, Inc. Profit Sharing and 401(k) Plan as of that date. The Employer Profit Sharing and Matching Contributions made under the Mid Am, Inc. Profit Sharing and 401(k) Plan, and under this Plan, on and after October 2, 1998, shall be subject to the vesting schedule contained in this Article, based on all of the Participant's Years of Service before and after that date.

     5.05 Forfeiture Upon Termination of Employment. If a Participant terminates employment, and the value of the Participant's vested Accounts is not (or at the time of any prior, periodic distribution was not) greater than $5,000, the Participant will receive a distribution of the value of the entire vested portion of his or her Accounts and the nonvested portion will be treated as a forfeiture.

     (a) If a Participant terminates service and elects to receive a distribution of the vested portion of his or her Accounts pursuant to Article VI of the Plan, the nonvested portion will be treated as a forfeiture.

     (b) If distribution is made to a Participant on account of termination of employment, which is less than the value of the Participant's Account, prior to the date on which the Participant has a Break in Service for five consecutive Plan Years, and the Participant returns to employment covered by the Plan, the Participant's Account shall subsequently be determined without regard to the portion thereof derived from predistribution employment, provided the Participant (i) received distribution of the entire present value of the nonforfeitable portion of his or her Account at the time of distribution, (ii) the amount of the distribution did not exceed the dollar limit under Code
Section 411(a)(11)(A) or the Participant (with spousal consent, if applicable) voluntarily elected to receive the distribution, and (iii) the Participant upon return to employment covered by the Plan does not repay the full amount of the distribution before the earlier of suffering five consecutive one year Breaks in Service, or at the close of the first period of five consecutive one year Breaks in Service commencing after the distribution. If the Participant makes a timely repayment, the Participant's Account shall equal the sum of the repayment and the forfeitable portion of the Participant's Account on the date of distribution, unadjusted by gains or losses subsequent to the distribution. Restoration of forfeitures under this paragraph shall be made, to the extent necessary, first from forfeitures in the Plan Year of repayment and second from Employer contributions.

     (c) If a Participant does not receive a distribution pursuant to Article VI, the nonvested portion of the Participant's Accounts will be treated as a forfeiture on the last day of the Plan Year in which the Participant terminated employment.

     (d) Except as provided in paragraph (b) above, forfeitures will be used to reduce the contribution due from the Employer for the Plan Year in which the forfeiture occurs, or for the immediately following Plan Year.

     (e) For purposes of this Section 5.05, if a Participant does not have any nonforfeitable interest in his Accounts, he will be deemed to have received a distribution of the entire vested portion of his Accounts in accordance with the provisions of subparagraph (a) above without having submitted any application for benefits to the Plan Administrator. If such Participant returns to active service with an Employer prior to incurring five consecutive Breaks in Service, the Participant will be deemed to have paid back the distribution and his Accounts will be restored as provided in subparagraph (b) above.

     5.06 Change in Control. In the event of a Change in Control, each Participant who is employed by an Employer on the effective date of a Change in Control shall acquire a 100% nonforfeitable interest in his or her Accounts as of that date.

                                   Article VI
                                  Distributions
                                  -------------

     6.01 Commencement of Benefits. The Plan shall distribute a Participant's Account as soon as administratively feasible after the Participant's termination of employment, except as provided below. If the nonforfeitable portion of the Participant's Account exceeds (or at the time of any prior, periodic distribution ever exceeded) $5,000, the Plan shall not distribute the Participant's Account before the Participant attains Normal Retirement Date, unless the Participant consents to such distribution in writing. The Plan Administrator shall notify the Participant of the right to defer the distribution of his or her Account, subject to the limitations of Section 6.06 below. Effective January 1, 2002, the value of a Participant's nonforfeitable Account shall be determined without regard to that portion of his or her Account that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16).

     If the Participant does not consent to distribution, the Participant's Account shall be retained in the Trust Fund until such later date as the Participant requests distribution. If the Participant does not request distribution prior to the Participant's Normal Retirement Date or death, the Plan shall distribute the Participant's Account as soon as administratively feasible after the Valuation Date next following the first to occur of the Participant's Normal Retirement Date or death (provided the Plan Administrator receives notice of the Participant's death).

     6.02 Payment of Benefits: Pre-1999 Participants. For each Participant who was a Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan prior to January 1, 1999:

     (a) the normal form of benefit under the Plan is the "Qualified Joint and Survivor Annuity," unless the Participant and his or her spouse execute a Qualified Election, pursuant to Section 6.05(e), selecting an optional form of benefit within the 90-day period ending on the date the Plan is to commence benefit payments; and

     (b) if the Participant is married and dies prior to the commencement of his or her benefits, the Participant's Account shall be used to provide a "Qualified Pre-Retirement Survivor Annuity" for the Participant's spouse, unless the Participant and his or her spouse execute a Qualified Election, pursuant to
Section 6.05(e), selecting another form of distribution, within the "Election Period."

     (c) Notwithstanding paragraphs (a) and (b) of this Section 6.02, the provisions of paragraph (d) of Section 6.04 shall apply exclusively to all distributions scheduled to commence on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section
6.04 that satisfies the requirements of 29 C.F.R. 2520.104(b)-3, or (ii) January 1, 2003.

     6.03 Payment of Benefits: Post-1998 Participants. For each Participant who was not a Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan prior to January 1, 1999, the Plan will distribute the Participant's Account in one of the optional forms of benefit specified in Section 6.04, as the Participant elects. If a Participant who was not a Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan prior to January 1, 1999, dies before the complete distribution of his or her Account, leaving a surviving spouse, the surviving spouse will automatically be the Participant's sole, primary beneficiary, unless the Participant has designated someone other than his surviving spouse as beneficiary, by a Qualified Election, pursuant to Section 6.05(e).

     Notwithstanding the previous paragraph of this Section 6.03, the provisions of paragraph (d) of Section 6.04 shall apply exclusively to all distributions scheduled to commence on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section 6.04 that satisfies the requirements of 29 C.F.R. 2520.104(b)-3, or (ii) January 1, 2003.

     6.04 Optional Forms of Benefit. A Participant may elect to waive the Qualified Joint and Survivor Annuity and have his or her Accounts distributed in one of the following optional forms of distribution:

     (a) a lump sum payment;

     (b) a straight life annuity for the Participant's life; or

     (c) substantially equal monthly, quarterly, semi-annual or annual installments over any period of time not exceeding the Participant's then life expectancy or the joint and last survivor expectancy of the Participant and a designated beneficiary. If there is any remaining balance in the Participant's Account upon his or her death, such balance shall be payable as a death benefit in accordance with Section 6.07 below.

     (d) Notwithstanding paragraphs (a) through (c) of this Section 6.04, the provisions of this paragraph (d) shall apply exclusively to all distributions scheduled to commence on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of this paragraph (d) that satisfies the requirements of 29 C.F.R. 2520.104(b)-3, or (ii) January 1, 2003.

     A Participant, or his or her designated beneficiary, may elect to have the vested balance of the Participant's Account distributed in either (i) a lump sum payment, or (ii) substantially equal monthly, quarterly, semi-annual or annual installments over any period of time not exceeding the Participant's then life expectancy or the joint and last survivor expectancy of the Participant and a designated beneficiary. If there is any remaining balance in the Participant's Account upon his or her death, such balance shall be payable as a death benefit in accordance with Section 6.07 below.

     If the Participant's entire Account is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated beneficiary. Life expectancy and joint and last survivor life expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, however, the life expectancy of a non-spouse beneficiary may not be recalculated. If the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that more than 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant. All distributions must be the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations.

     With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the Treasury Regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. The provisions of this amendment will continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

     6.05 Definitions. The following definitions shall apply to this Article VI:

     (a) Annuity Starting Date. "Annuity Starting Date" mean the first day of the first period for which an amount is paid as an annuity, regardless of when or whether payment is actually made. In the case of benefits not payable as an annuity, the Annuity Starting Date is the date on which all events have occurred that entitle the Participant to a benefit.

     (b) Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of the spouse that is not less than 50% and not more than 100% of the amount of the annuity that is payable during the joint lives of the Participant and the spouse, which is the actuarial equivalent of the normal form of benefit, or if greater, any optional form of benefit. A Qualified Joint and Survivor Annuity for a Participant who is not married shall be an annuity for the life of such Participant.

     (c) Qualified Pre-Retirement Survivor Annuity. "Qualified Pre-Retirement Survivor Annuity" means an annuity for the life of the Participant's surviving spouse, if any, applying the Participant's vested Account to purchase such life annuity. The spouse of the deceased Participant may elect to receive the full value of such Participant's Account in a lump sum in lieu of the Qualified Pre-Retirement Survivor Annuity.

     Subject to the rules in Section 6.03, the surviving spouse shall begin to receive payments immediately, unless such surviving spouse elects a later date, except that the surviving spouse shall receive an immediate distribution if the value of the Participant's vested Accounts is not (or at the time of any prior, periodic distribution was not) greater than $5,000.

     (d) Applicable Period. The "Applicable Period" for the explanation of the Qualified Joint and Survivor Annuity shall be no less than 30 days (or no less than 7 days if the Participant waives the 30-day period pursuant to Code Section 417(a)(7)(B)) and no more than 90 days prior to the Participant's Annuity Starting Date, or soon after the Participant's Annuity Starting Date if the requirements of Code Section 417(a)(7)(A) are met. The "Applicable Period" for the Qualified Pre-Retirement Survivor Annuity" means, with respect to a particular Participant, the latest of the following:

          (i) The period that begins with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan year in which the Plan Year in which the Participant attains age 35;

          (ii) a reasonable period after the Employee becomes a Participant;

          (iii) a reasonable period after this Section no longer applies to the Participant; or

          (iv) a reasonable period after the Participant's separation from service in the case of a Participant who separates from service before attaining age 35.

     Within the Applicable Period, the Plan Administrator shall give the Participant written notification of the availability of the Qualified Election with respect to the Qualified Joint and Survivor Annuity. The notification shall explain the terms and conditions of the Qualified Joint and Survivor Annuity, the rights of the spouse, the effect of electing not to take such annuity, and the right to revoke a previous election to waive such annuity. The Participant (and the Participant's spouse) must complete the election on or before the Annuity Starting Date, or after the Annuity Starting Date if the requirements of Code Section 417(a)(7)(A) are met. The Participant may revoke an election not to take the Joint and Survivor Annuity or choose again to take such annuity at any time and any number of times within the applicable election period. If a Participant requests additional information within 60 days after receipt of the notification of election, the minimum election period shall be extended an additional 60 days following the Participant's receipt of such additional information.

     Within the Applicable Period, the Plan Administrator shall give each Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity which shall contain the following: (i) the terms and conditions of a Qualified Pre-Retirement Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive this form of benefit; (iii) the rights of the Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Pre-Retirement Survivor Annuity. In the case of a Participant who enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan Administrator shall provide the required notice no later than the close of the second Plan Year succeeding the entry of the Participant in the Plan.

     (e) Qualified Election. "Qualified Election" means an election by a Participant to (i) waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, pursuant to Section 6.02, and elect an optional form of distribution, (ii) designate a beneficiary other than the Participant's spouse, pursuant to Section 6.03, or (iii) begin distributions prior to the Participant's Normal Retirement Date, pursuant to Section 6.01, which satisfies the following consent requirements:

          (i) The spouse's consent shall be witnessed by a Plan representative or notary public.

          (ii) The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the

     Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the beneficiary, class of beneficiaries, or contingent beneficiary named in the election.

          (iii) Spousal consent is not required if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located.

          (iv) A spouse's consent under this Section shall not be valid with respect to any other spouse.

          (v) A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse.

          (vi) A spouse's consent may be revoked at any time within the Participant's election period.

     6.06 Mandatory Commencement of Benefits. In no event other than the written direction of the Participant will distribution of the Participant's benefits under the Plan commence later than the 60th day after the end of the Plan Year in which the later of the following events occurs:

     (a) The Participant attains Normal Retirement Age;

     (b) The tenth anniversary of the year in which the Participant commences participation in the Plan; or

     (c) The Participant terminates employment with the Employer.

     A Participant may elect to defer the commencement of distributions under the Plan to a date later than set forth above, provided, however, that the Participant must make any such election by submitting to the Plan Administrator a signed written statement describing the method and medium of distribution and the date on which such distribution shall commence.

     Anything above to the contrary notwithstanding, distributions of a Participant's benefits must commence by April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant retires, in accordance with the minimum distribution requirements of Code Section 401(a)(9). Notwithstanding the foregoing sentence, for any Participant who is a 5-percent owner of an Employer, the distributions of benefits must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. A Participant who attained age 70-1/2 during the 1998 calendar year and who is not a 5-percent owner may elect to postpone receiving such distributions until April 1 of the calendar year following the year in which the Participant retires, as long as he or she so elects in the manner prescribed by the Plan Administrator before April 1, 1999. For purposes of this minimum distribution, the Participant may elect prior to the date of the first required distribution to have his life expectancy and his spouse's life expectancy recalculated annually. Such election shall be irrevocable once made, and shall apply for all subsequent Plan Years. The Participant and his spouse shall have the right to separately elect as to whether each wants his life expectancy recalculated, and the election of one shall not affect the election of the other. In the event that either the Participant or his spouse fails to make an election, his life expectancy shall be recalculated annually.

     A Participant (i) for whom an amount was transferred pursuant to Section 3.10, 3.11 or 3.12 and (ii) who attains age 70-1/2 in the 2000 Plan Year or earlier, may elect to commence receiving his or her Plan benefits on April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, even if the Participant has not retired.

     The mandatory commencement of distribution to a Participant or beneficiary pursuant to this Section 6.06 shall not apply provided (i) that prior to January 1, 1984, or such other date permitted by law, a Participant (including Key Employees) who had an Account balance under this Plan as of December 31, 1983, made a written designation for a method of distribution of the benefit that satisfy the provisions of Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 (including rules relating to incidental death benefits). Any written designation, if made, shall be binding upon the Plan Administrator. In addition, the mandatory commencement of distribution shall not apply to any Participant who attained age 70-1/2 prior to January 1, 1988 and who was not a five percent owner at any time after he or she attained age 66-1/2.

     6.07 Distributions After Death of a Participant. Subject to the provisions of Section 6.02 above, if a Participant dies before the Plan has distributed any portion of his or her Account, the Plan shall distribute the Participant's Account in one of the following methods:

     (a) The Plan shall distribute the Participant's Account no later than December 31 of the calendar year that contains the fifth anniversary of the date of the Participant's death, regardless of who is to receive the distribution.

     (b) If the distribution is to be made to a designated beneficiary, the distribution of a Participant's interest shall commence not later than December 31 of the calendar year immediately following the calendar year in which the Participant died, and payments shall occur over a period not extending beyond the life expectancy of such designated beneficiary. If distribution is to be made to the Participant's surviving spouse, distribution must commence on or before the later of: (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (ii) December 31 of the calendar year in which the Participant would have attained age 70-1/2. Such distribution shall occur over a period not extending beyond the life expectancy of such designated beneficiary.

     A Participant or the Participant's spouse or designated beneficiary, subject to a Qualified Election, may elect the method of distribution described in subparagraph (b) above. Such election must be made no later than the earlier of: (i) the date that distribution would have to occur according to the provisions of subparagraph (a) above, or (ii) the date that distribution would have to occur according to the provisions of subparagraph (b) above. As of such date, the election is irrevocable and shall apply for all subsequent years and any subsequent beneficiaries. If no such election is made, distribution shall be made in accordance with subparagraph (a) above.

     If the Participant's surviving spouse dies before the Plan begins distributions to such spouse, the payment of the Participant's interest shall be made as if the surviving spouse were the Participant. If the Plan has begun distribution of the Participant's interest at the time of such Participant's death, distribution may be made for a term certain at least as rapidly as under the method of distribution used prior to the death of the Participant.

     6.08 Right to Have Accounts Transferred. Notwithstanding any provision of the Plan to the contrary that would otherwise limit an "eligible distributee" election under this Article VI, an eligible distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the eligible distributee in a "direct rollover."

     (a) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the eligible distributee, except that an eligible rollover distribution shall not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the eligible distributee and the eligible distributee's designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); (iii) effective, January 1, 2000, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) "Eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401 (a), that accepts the eligible distributee's rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan shall only be an individual retirement account or individual retirement annuity. Effective for distributions made after December 31, 2001, an "eligible retirement plan" shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

     (c) An "eligible distributee" means Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p), are eligible distributees with regard to the interest of the spouse or former spouse.

     (d) A "direct rollover" means a payment by the plan to the eligible retirement plan specified by the eligible distributee.

     If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that: (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

     6.09 Restrictions on Distributions of Compensation Deferral Contributions. Compensation Deferral Contributions may not be distributed from this Plan prior to the earlier of:

     (a) retirement, separation from service, death or Disability of the Participant;

     (b) attainment of age 59-1/2by the Participant, if procedures have been established by the Plan Administrator;

     (c) occurrence of a hardship (as described in Section 13.02 of the Plan);

     (d) termination of the Plan without establishment of a successor plan;

     (d) sale of substantially all of the assets of the Employer to an entity that is not an affiliated employer; or

     (e) upon the sale of a subsidiary of the Employer to an entity that is not an affiliated employer, only Participants who are employed by such subsidiary may receive a distribution of their Compensation Deferral Contributions Account.

                                   Article VII
                    Limitation On Contributions and Benefits
                    ----------------------------------------

     7.01 Definitions. The following definitions shall apply for purposes of this Section 7.01:

     (a) Annual Addition. "Annual Addition" means for each Plan Year the sum of ithe following amounts credited to a Participant's Accounts for the Limitation Year under all Defined Contribution Plans maintained by the Employer:

          (i) Employer contributions,

          (ii) Employee contributions,

          (iii) Forfeitures, and

          (iv) Any amounts allocated to an individual medical account (as defined in Code Section 415(l)(2)) that is part of any pension or annuity plan maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. Amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date that are attributable to post retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. These amounts are treated as Annual Additions but are not subject to the Compensation limit set forth in Section 7.02 below.

     Rollover Contributions made by a Participant pursuant to Section 3.05 hereof, shall not be taken into account in computing Annual Additions. Catch-Up Contributions made by a Participant pursuant to Section 3.14 hereof, shall not be taken into account in computing Annual Additions.

     (b) Defined Contribution Plan. "Defined Contribution Plan" means a pension plan or profit sharing plan that provides for an individual account for each Participant and for benefits based solely upon the amount contributed to the Participant's account and any income, expenses, gains, losses and any forfeitures of accounts of other Participants that may be allocated to such Participant's account.

     (c) Compensation. "Compensation" means compensation received from the Employer during the Plan Year that is includible in gross income for income tax purposes, including any elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by the Employer at the election of the Employee and that is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4) or 457.

     (d) Limitation Year. "Limitation Year" means the Plan Year.

     7.02 Limitation on Annual Additions. Any other provision of this Plan to the contrary notwithstanding, the maximum Annual Addition to the Accounts of any Participant under the Plan and any other Defined Contribution Plan maintained by an Employer may not exceed the lesser of:

     (a) $30,000 (as adjusted for cost of living increases pursuant to Code
Section 415(d)), or

     (b) 25% of the Participant's Compensation for the Limitation Year.

The Annual Addition limits specified in paragraphs (a) and (b) above for any Limitation Year beginning after December 31, 2001, will be the lesser of (i) $40,000 (as adjusted under Code Section 415(d)) or (ii) 100% of a Participant's Compensation for the Limitation Year.

     If, as the result of a reasonable error in estimating a Participant's Compensation, the allocation of forfeitures, or under other limited facts and circumstances as may be provided under the Regulations to Code Section 415, the Annual Addition exceeds the maximum under this and any other Defined Contribution Plan maintained by the Employer, the Plan Administrator shall distribute an amount of the Participant's Compensation Deferral Contributions necessary to eliminate the excess Annual Addition, or as much of the excess as possible, as permitted by Code Section 415 or the regulations thereunder. If the Plan Administrator distributes an amount of a Participant's Compensation Deferral Contributions pursuant to the preceding sentence, the Plan Administrator shall reduce from the Participant's Account any Matching Contributions attributable to such returned Compensation Deferral Contributions, and utilize the reduced Matching Contributions to reduce the Employer contribution required for the next succeeding Plan Year. Any such sums shall not share in the gains or losses of the Trust Fund.

     7.03 Limitation of Benefits Under All Plans . For Plan Years beginning before January 1, 2000, if an Employee was (or had been) a Participant under the Plan and a defined benefit plan maintained by the Employer, the sum of the defined contribution fraction and the defined benefit fraction for any Limitation Year could not exceed 1.0 as computed under the terms and conditions as set forth under Code Section 415(e). If the sum exceeded 1.0, the Participant's defined contribution fraction was reduced until the sum equaled
1.0. The defined benefit plan fraction and the defined contribution fraction were defined in Code Section 415(e).

                                  Article VIII
                         Nondiscrimination Requrements
                         ------------------------------

     8.01 Definitions. The following definitions shall apply for purposes of this Article VIII:

     (a) Actual Contribution Percentage. "Actual Contribution Percentage" means the average (expressed as a percentage) of the Actual Contribution Ratios of the Participants in a group.

     (b) Actual Contribution Ratio. "Actual Contribution Ratio" means the ratio (expressed as a percentage) of the Participant's Employee Contributions and Matching Contributions to the Plan for the Plan Year (and any other plan that is aggregated with the Plan for purposes of meeting the nondiscrimination requirements of Code Section 401(m)) to the Participant's Compensation for the Plan Year. The Actual Contribution Ratio of a Participant who is eligible, but neither makes Employee Contributions nor receives Matching Contributions is zero. An Actual Contribution Ratio for a Participant who has met the requirements of Section 2.01(a), but not the requirements of 2.01(b), is not calculated or included in the calculation of the Actual Contribution Percentage.

     (c) Actual Deferral Percentage. "Actual Deferral Percentage" means the average (expressed as a percentage) of the Actual Deferral Ratios of the Participants in a group.

     (d) Actual Deferral Ratio. "Actual Deferral Ratio" means the ratio (expressed as a percentage) of the Participant's Elective Contributions for the Plan Year (under the Plan and any other plan that is aggregated with the Plan for purposes of meeting the nondiscrimination requirements of Code Section 401(k)) to the Participant's Compensation for the Plan Year. At the option of the Plan Administrator, Qualified Matching Contributions and/or Qualified Nonelective Contributions may be included for purposes of determining each Participant's Actual Deferral Ratio. The Actual Deferral Ratio of a Participant who is eligible but has no Elective Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions is zero. The Actual Deferral Ratio for a Participant who has met the requirements of Section 2.01(a) but has no Elective Contributions is zero.

     (e) Compensation. "Compensation" means compensation received from the Employer during the Plan Year that is includible in gross income for income tax purposes, including any amounts contributed by the Employer pursuant to the election of the Employee and that is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b).

     (f) Elective Contributions. "Elective Contributions" means Compensation Deferral Contributions and any other Employer contributions made to the Plan, and any other plan that is aggregated with the Plan for purposes of meeting the nondiscrimination requirements of Code Section 401(k), that were subject to a cash or deferred arrangement.

     (g) Employee Contributions. "Employee Contributions" means any contributions to the Plan (and any other plan that is aggregated with the Plan for purposes of meeting the nondiscrimination requirements of Code Section 401(m)) that are designed or treated as after-tax

Employee contributions and are allocated to a separate account to which attributable earnings and losses are allocated.

     (h) Excess Contributions. "Excess Contributions" means the excess of: (i) the Elective Contributions, Qualified Matching Contributions and/or Qualified Nonelective Contributions of a Highly Compensated Employee for such Plan Year, over (ii) the maximum amount of such contributions permitted under the limits determined in accordance with Section 8.03 hereof.

     (i) Excess Aggregate Contributions. "Excess Aggregate Contributions" means the excess of: (i) the Employee Contributions and Matching Contributions actually made by or on behalf of a Highly Compensated Employee for such Plan Year, over (ii) the maximum amount of such contributions permitted under the limits determined in accordance with Section 8.03 hereof.

     (j) Highly Compensated Employee. The term "Highly Compensated Employee" or "HCE" means any Employee who performs service for an Employer during the Plan Year and who: (i) was a 5-percent owner during the year or the preceding year; or (ii) for the preceding year received Compensation from the Employers in excess of $80,000 (as adjusted pursuant to Code Section 415(d)) and was in the top-paid group of employees for such preceding year.

     An Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the top-paid group (but not for identifying the particular Employees in the top-paid group), certain Employees may be excluded in accordance with Code Section 414(q)(5).

     A former employee will be treated as an HCE if he or she was an HCE for (i) the separation year, or (ii) any Plan Year ending on or after the Employee's 55th birthday.

     Before determining who are Highly Compensated Employees, Code Sections 414(b), (c), (m), (n) and (o) shall first be applied.

     (k) Matching Contributions. "Matching Contributions" means:

          (i) an Employer contribution made to the Plan (or any plan required to be aggregated with the Plan for purposes of the nondiscrimination requirements of Code Section 401(m)) on account of Employee Contributions to the Plan;

          (ii) an Employer contribution made to the Plan (or any plan required to be aggregated with the Plan for purposes of the nondiscrimination requirements of Section 401(m)) on account of an Elective Contribution to the Plan; or

          (iii) a forfeiture allocable on the basis of Excess Aggregate Contributions.

     A contribution made by the Employer in order to meet the Top Heavy minimum contribution requirements of Article XVI may not be treated as a Matching Contribution.

     (l) Non-Highly Compensated Employee. "Non-Highly Compensated Employee" or "Non-HCE" means any Employee who is not a Highly Compensated Employee.

     (m) Qualified Matching Contributions. "Qualified Matching Contributions" means Matching Contributions that are fully vested at the time of contribution and are subject to the withdrawal restrictions of Section 13.02.

     (n) Qualified Nonelective Contributions. "Qualified Nonelective Contributions" means Employer contributions, other than Elective Contributions and Matching Contributions, that are fully vested at the time of contribution and are not subject to the withdrawal restrictions of Section 13.02.

     8.02 Nondiscrimination Requirements for Compensation Deferral
Contributions.

     (a) Actual Deferral Percentage Test. In no event shall the Actual Deferral Percentage of Participants who are HCEs exceed the Actual Deferral Percentage of the Participants who are Non-HCEs by more than the greater of:

          (i) 125% of the Actual Deferral Percentage for Participants who are Non-HCEs, or

          (ii) The lesser of 200% of the Actual Deferral Percentage for Participants who are Non-HCEs or two percentage points higher than the Actual Deferral Percentage for Participants who are Non-HCEs.

     (b) Excess Contributions. If the Plan does not satisfy the Actual Deferral Percentage Test for nondiscrimination in Code Section 401(k) for any Plan Year, then the Excess Contributions for such Plan Year (plus any income and minus any loss allocable thereto as calculated in accordance with Section 8.02(c)) shall be distributed to the HCEs by the last day of the following Plan Year, as determined under this Section. If such Excess Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such Excess Contributions arose, a 10% excise tax will be imposed on the Company or Employer maintaining the Plan with respect to such amounts. The portion of the Excess Contributions attributable to an HCE is determined as follows:

     First, the Plan Administrator shall determine the dollar amount of Excess Contributions for each affected HCE, by reducing the Actual Deferral Ratio for each HCE whose Actual Deferral Ratio(s) is the highest at any one time in the following manner until the ADP Test is satisfied:

          (i) The Actual Deferral Ratio of each HCE whose Actual Deferral Ratio is the greatest shall be reduced by one-hundredth (1/100) of one percentage point.

          (ii) If more reduction is needed, the Actual Deferral Ratio of each HCE whose Actual Deferral Ratio is the greatest (including the Actual Deferral Ratio of any HCE whose Actual Deferral Ratio was adjusted under step (i)) shall be reduced by one-hundredth (1/100) of one percentage point.

          (iii) If more reduction is needed, the procedures in step (ii) shall be repeated.

     However, in applying steps (i) through (iii) above, rather than actually distributing the amount of Compensation Deferral Contributions necessary to reduce the Actual Deferral Ratio of each affected HCE to an amount sufficient to satisfy the ADP Test in order of such HCE's Actual Deferral Ratios, the total of the dollar amounts calculated in steps (i) through (iii) above (the "Excess Contributions") will be determined and distributed as follows:

          (iv) The Compensation Deferral Contributions of the HCE with the highest dollar amount of Compensation Deferral Contributions will be reduced by the amount required to cause that HCE's Compensation Deferral Contributions to equal the dollar amount of the Compensation Deferral Contributions of the HCE with the next highest dollar amount of Compensation Deferral Contributions. Then this amount would be distributed to the HCE with the highest dollar amount of Compensation Deferral Contributions. However, if a lesser reduction, when added to the total dollar amount already distributed under this step, would equal the total Excess Contributions, then the lesser dollar amount will be distributed.

          (v) If the total amount distributed under step (iv) is less than the total Excess Contributions, then the step (iv) will be repeated.

     Any refund made in accordance with this Section to a Participant shall be drawn from the Participant's Compensation Deferral Contributions Account.

     Matching Contributions with respect to such distributed Compensation Deferral Contributions shall be forfeited (unless paid to the Participant due to a correction under the Actual Contribution Percentage correction).

     The amount of Excess Contributions to be distributed shall be reduced by excess Compensation Deferral Contributions previously distributed pursuant to
Section 3.02(h) for the taxable year ending in the same Plan Year. Furthermore, excess Compensation Deferral Contributions to be distributed for a taxable year pursuant to Section 3.02(h) will be reduced by Excess Contributions previously distributed pursuant to this Section 8.02(b) hereof for the Plan Year beginning in such taxable year.

     (c) Allocation of Income. Excess Compensation Deferral Contributions under
Section 3.02(h) and Excess Contributions under this Section will be adjusted for any income or loss up to the date of distribution. Such income or loss will be computed according to a reasonable method permitted under Treas. Reg.Section 1.401(k)-1(f)(4).

     8.03 Nondiscrimination Requirements for Matching Contributions and Employee Contributions.

     (a) Actual Contribution Percentage Test. In no event shall the Actual Contribution Percentage of Participants who are HCEs exceed the Actual Contribution Percentage of the Participants who are Non-HCEs by more than the greater of:

          (i) 125% of the Actual Contribution Percentage for Participants who are Non-HCEs, or

          (ii) The lesser of 200% of the Actual Contribution Percentage for Participants who Non-HCEs or two percentage points higher than the Actual Contribution Percentage for Participants who are Non-HCEs.

     (b) Excess Aggregate Contributions. If the plan fails the Actual Contribution Percentage Test for nondiscrimination under Code Section 401(m), the Excess Aggregate Contributions for such Plan Year (plus any income and minus any loss allocable thereto including the period between the end of the Plan Year and the date of distribution or forfeiture) shall be distributed to the HCEs by the last day of the following Plan Year, as determined under this Section. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

     The portion of the Excess Aggregate Contributions attributable to an HCE is determined under the procedures specified in Section 8.02(b). Any refund made to a Participant in accordance with this Section shall be drawn from his or her Matching Contributions Account. Notwithstanding the foregoing, if a Participant does not have a 100% nonforfeitable right to his or her Matching Contributions Account under Section 5.03, the forfeitable portion of any amount withdrawn from the Participant's Contributions Account shall be forfeited and the vested portion shall be distributed to the Participant.

     (c) Allocation of Income. Excess Aggregate Contributions will be adjusted for any income or loss up to the date of distribution. Such income or loss will be computed according to a reasonable method permitted under Treas. Reg.Section.1.401(k)-1(f)(4).

     8.04 Multiple Use Limitation. In the event that an HCE participates in a plan (or a group of plans maintained by the Company) that is subject to both the nondiscrimination requirements of Code Section 401(k) (as described in Section 8.02) and the nondiscrimination requirements of Code Section 401(m) (as described in Section 8.03), the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for the group of HCEs may not exceed the sum of:

     (a) 125% of:

          (i) the Actual Deferral Percentage of the Group of Non-HCEs; or

          (ii) the Actual Contribution Percentage of Non-HCEs; plus

          (iii) the lesser of: (i) 2% plus the lesser of (a)(i) or (a)(ii) above; or (ii) 200% of the lesser of (a)(i) or (a)(ii) above.

     (b) Alternatively, the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for the group of the HCEs may not exceed the sum of 125% of the lesser of:

          (1) the Actual Deferral Percentage of the group of Non-HCEs; or

          (2) 200% of the greater of (a)(i) or (a)(ii) above.

     To the extent that it is necessary, the Actual Deferral Percentage or the Actual Contribution Percentage of the HCE group shall be reduced to comply with this limitation. (Any alternative calculation provided by regulations shall be incorporated in this Plan by reference and shall apply when and as provided in those regulations.)

     The multiple use test described in Treas. Reg.Section. 1.401(m)-2 and this
Section 8.04 shall not apply for Plan Years beginning after December 31, 2001.

     8.05 Distribution Rules for Excess Contributions and Excess Aggregate Contributions.

     (a) Income or loss attributable to Excess Contributions and/or Excess Aggregate Contributions shall be determined in the same proportion that the amount of the Participant's Employee Contributions or Matching Contributions distributed bears to the balance of his appropriate Account.

     (b) The distribution of Excess Contributions, Excess Aggregate Contributions, and any income thereon may be made without the consent of the Participant or his spouse, and shall be considered as income to the Participant, except to the extent of Employee Contributions distributed, for purposes of Code
Section 61.

     (c) The Plan Administrator may re-characterize Elective Deferrals as Employee Contributions as an alternative to distributing Excess Contributions, provided the following requirements are met:

          (i) The amount of recharacterized Elective Contributions, when combined with the HCE's other Employee Contributions, does not exceed any limit on Employee Contributions to the Plan, including the nondiscrimination restrictions provided in Section 8.03.

          (ii) The recharacterized Elective Contributions must be considered as Employee Contributions for the Plan year in which the Elective Contributions were made.

                                   Article IX
                         Trust Fund and Investment Funds
                         -------------------------------

     9.01 Individual Investment Funds. The Company shall direct the Trustee to establish certain Investment Funds within the Trust Fund, including a Company Stock Fund. A Participant may direct the investment of his or her Accounts, subject to the terms of Section 9.02 below. The Company may establish additional Investment Funds or remove an Investment Fund from the Plan from time to time in its sole discretion.

     9.02 Individual Investment Funds. A Participant may, in any manner made available by the Plan Administrator, direct the manner in which all contributions and allocations to the Participant's Compensation Deferral Contributions Account, Profit Sharing Contributions Account, Matching Contributions Account, Rollover Contributions Account and Prior Plan Account shall be invested (an "Investment Election"). The Participant may direct the investment of such Accounts in one or more of the Investment Funds, in increments of at least 1%.

     (a) A Participant may change the investments of his Compensation Deferral Contributions Account, Profit Sharing Contributions Account, Matching Contributions Account, Rollover Contributions Account and Prior Plan Account daily. A Participant may make changes in the Investment Election at any time by written election filed with the Plan Administrator, or by such other method, such as a voice response system, that the Plan Administrator makes available. Each change shall be effective as soon as practicable following receipt, but in no event later than 5 business days following the receipt of the election. The Participant may elect to invest future contributions differently than present Account balances.

     (b) The Trustee shall revalue the assets of each Investment Fund at their fair market value as of each Valuation Date. The Accounts of each Participant shall then be adjusted by apportioning the Investment Fund, including income, as thus revalue, among Participants' Accounts in proportion to the value of their respective interests in the Investment Fund immediately preceding such revaluation.

     (c) The Plan is intended to constitute a plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1. The Trustee, Plan Administrator and any other fiduciary of the Plan are relieved of liability for losses which are the direct and necessary result of investment instructions given by a Participant or beneficiary.

     (d) If the Participant fails to direct 100% of his Compensation Deferral Contributions Account, Profit Sharing Contributions Account, Matching Contributions Account, Rollover Contributions Account and Prior Plan Account to an Investment Fund, the balance not directed shall be invested in such Investment Fund as the Plan Administrator deems to be the most conservative.

     9.03 Participants' Right to Vote Company Stock. Each Participant shall be entitled to direct the exercise of voting rights with respect to the Company Stock deemed owned by the Participant's Accounts pursuant to the Participant's investments in the Company Stock Fund. The Company shall provide to each Participant materials pertaining to the exercise of such rights containing all the information distributed to shareholders as part of its distribution of such information to shareholders. A Participant shall have the opportunity to exercise any such rights within the same time period as shareholders of the Company. In the exercise of voting rights, shares of Company Stock for which no voting instructions are received and shares of Company Stock that are not allocated to any Participant's Account shall be voted in the same ratio for the election of directors and for and against each other issue as the applicable vote directed by Participants with respect to shares of Company Stock.

                                    ArticleX
                            Amendment or Termination
                            ------------------------

     10.01 Amendment. The Company reserves the right, at any time and from time to time, to amend in whole or in part either retroactively or prospectively any or all of the provisions of the Plan without the consent of any Employer or Participant. Such amendment shall be stated in a written instrument adopted or executed by the Company. Upon the Company's adoption or execution of any amendment, the Plan shall be deemed to have been amended and the Company, the Employers and all Plan Participants and their beneficiaries shall be bound thereby; provided, however, that no amendment shall:

     (a) authorize, cause or permit any part of the Trust Fund (other than such part as is required to pay taxes and administrative expenses) to be used or diverted to purposes other than the benefit of the Participants, former Participants or their beneficiaries or estates (except as described in Section 14.03);

     (b) affect the rights, duties or responsibilities of the Trustee without its consent; or

     (c) have any retroactive effect so as to deprive any Participant of his or her nonforfeitable interest already accrued, or eliminate an optional form of benefit, except only that any amendment may be made retroactive which is necessary to conform the Plan to mandatory provisions of Federal or State law, regulations or rulings.

     10.02 Plan Termination or Discontinuance of Contributions. The Company shall have the right, at any time, to terminate the Plan. Upon such termination, or any partial termination, the entire interest of each affected Participant's Accounts shall become nonforfeitable. Upon the discontinuance of Employer contributions or suspension thereof on other than a temporary basis, the entire interest of each affected Participant's Accounts shall become nonforfeitable. Any unallocated funds existing at the time of such termination or discontinuance shall be allocated to the then affected Participants in the same manner as Employer contributions under Section 4.02. Distribution upon Plan termination shall be made in accordance with the provisions of Article VI of the Plan.

     10.03 Merger, Consolidation or Transfer of Assets. The Company may merge or consolidate the Plan with, or transfer the Plan's assets or liabilities to, any other plan, provided each Participant would receive a benefit immediately after such merger, consolidation or transfer, if the successor plan then terminated, that is equal to or greater than the benefit the Participant would have received immediately prior to such merger, consolidation or transfer if the Plan were to have terminated on such date.

                                   Article XI
                                 Administration
                                 --------------

     11.01 Plan Administrator's Powers and Duties. The Plan Administrator shall administer the Plan in accordance with its terms, and shall have all powers necessary to administer the Plan in accordance with the provisions set forth in the Plan. The Plan Administrator shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by the Plan Administrator shall be conclusive and binding on all persons, subject to the claims procedure as set forth in
Section 11.05 of the Plan.

     The Plan Administrator may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs, and may appoint such accountant, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of the Plan. The Plan Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports that shall be furnished to it by any such accountant, counsel or other specialists.

     11.02 Records and Reports. The Plan Administrator shall keep a record of all its proceedings and acts, and shall keep all such books of accounts, records and other data as may be necessary for the proper administration of the Plan. The Plan Administrator shall notify the Company and the Trustee of any action taken by it and, when required, shall notify any other interested person or persons.

     11.03 Payment of Expenses. Reasonable and necessary expenses of administering the Plan may be paid from the Trust Fund and shall include, but not be limited to, expenses incurred to properly communicate the Plan to Employees. The members of the Committee shall serve without compensation for services as such, but the Employers shall pay all expenses of the Committee. Such expenses shall include any expenses incident to the functioning of the Committee, including but not limited to, fees of accountants, legal counsel, investment counsel and other specialists, and other costs of administering the Plan.

     11.04 Claims Procedure. A claim for a Plan benefit shall be deemed filed when the Plan Administrator receives a written communication made by a Participant or beneficiary, or the authorized representative of either.

     If the Plan Administrator wholly or partially denies a claim, the Plan Administrator shall give written notice of such denial to the claimant within 90 days after the Plan Administrator receives the claim. Such notice shall set forth, in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the Plan's claim review procedure.

     Within 90 days from the receipt of the notice of denial, a claimant may appeal such denial to the Plan Administrator for a full and fair review. The review shall be instituted by the filing of a written request for review by the claimant or his or her authorized representative within the 90 day period stated above. A request for review shall be deemed filed as of the date the Plan Administrator receives such written request. The claimant or his or her authorized representative shall have the right to review all pertinent documents, may submit issues and comments in writing and may do such other appropriate things as the Plan Administrator may allow. The Plan Administrator shall make its decision not later than 60 days after it receives the request for review; unless special circumstances, such as the need to hold a hearing, require an extension of time, in which case, the Plan Administrator shall render a decision not later than 120 days after it receives a request for review, which decision shall be final and binding on such claimant.

     11.05 Indemnification. The Employers shall indemnify and save harmless the Plan Administrator, the members of the Committee, the Employers' officers and employees with administrative or fiduciary responsibility for the Plan, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator, the employees, or the members of the Committee, may be subjected by reason of any act or conduct (except willful misconduct or negligence) in their official capacities in the administration of the Plan or Trust, including all expenses reasonably incurred in their defense, in case the Employers fail to provide such defense. The indemnification provisions of this Section shall not relieve the Plan Administrator, any employee or any Committee member from any liability he or she may have under ERISA for breach of a fiduciary duty.

                                   Article XII
                             Participating Employers
                             -----------------------

     12.01 Commencement. Subject to the terms of the Plan, each Employer that was an Employer under the Mid Am, Inc. Profit Sharing and 401(k) Plan, the Citizens Bancshares, Inc. Amended and Restated Profit Sharing Plan, the Century National Bank and Trust Company Amended and Restated Profit Sharing/401(k) Plan, or The Ohio Bank Employees' Profit Sharing Plan as of December 31, 1998, shall be an Employer under the Plan on January 1, 1999. Subject to the terms of the Plan, each Employer that was an Employer under the First Western Bancorp, Inc. 401(k) Profit-Sharing and Stock Bonus Plan, the Wood Bancorp, Inc. Employee Stock Ownership Plan, the Picton Cavanaugh Profit Sharing Plan, or the Mahoning National Bank of Youngstown 401(k) Plan, as of December 31, 1999, shall be an Employer under the Plan on January 1, 2000. On and after that date, any entity that is a Related Entity with respect to the Company may, with the Company's permission, elect to adopt this Plan and the accompanying Trust Agreement.

     12.02 Termination. The Company may determine at any time that any Employer shall withdraw and establish a separate plan and fund. The Company shall effect the withdrawal by delivering a duly executed instrument to the Trustee instructing it to segregate the assets of the Trust Fund allocable to the Employees of such Employer and pay them over to the separate fund.

     Any Employer under the Plan that ceases to be a Related Entity, shall automatically be withdrawn from the Plan, effective on the date the Employer ceases to be a Related Entity.

     12.03 Single Plan. The Plan shall at all times be administered and interpreted as a single plan for the benefit of the Employees of the Company and all Employers.

     12.04 Delegation of Authority. Each Employer, by adopting the Plan, acknowledges that the Company has all the rights and duties thereof under the Plan and the Trust Agreement, including the right to amend the same.

     12.05 Disposition of Assets or Subsidiary. Distributions may be made in connection with the Company's disposition of assets or a subsidiary to those Employees who continue in employment with the purchaser of the assets or with the subsidiary, provided that the purchaser or the subsidiary does not maintain the Plan after the disposition, subject to Section 6.09.

                                  Article XIII
                        Loans and In-Service Withdrawals
                        --------------------------------

     13.01 Loans to Participants. The Plan Administrator may direct the Trustee to make a loan to a Participant, from the Participant's Account, upon the Participant's request. The Plan Administrator will direct the Trustee to make loans from Participants' Accounts on a uniform, non-discriminatory basis, in accordance with procedures the Plan Administrator establishes, and upon the terms and conditions set forth below.

     (a) The total amount that any Participant can borrow under this provision cannot exceed the lesser of: (i) 50% of the Participant's vested Accounts; or
(ii) $50,000, reduced by the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before which such loan is to be made.

     (b) Each loan shall bear interest at an annual rate that the Plan Administrator shall determine in accordance with regulations it has established.

     (c) Each Participant who receives a loan hereunder shall also receive a clear statement of the charges involved in each loan transaction. The statement shall include the dollar amount and the annual interest rate of the finance charge.

         (d) The Participant must repay a loan in such manner as the Plan Administrator specifies, provided that any loan must be repaid in full within the earlier of 5 years or the date of the Participant's retirement. Notwithstanding the foregoing, if the loan is to be used to acquire a dwelling that is to be used within a reasonable time as the principal residence of the Participant, the maximum length of the loan shall be 15 years. The loan shall be amortized in level payments over the term of the loan, with payments occurring not less frequently than quarterly.

     (e) All loans shall be evidenced by Promissory Notes and such other documents that the Plan Administrator or the Trustee may reasonably require under the circumstances.

     (f) The Plan Administrator or the Trustee shall be entitled to exercise all legal and equitable rights available to it in order to enforce the collection of any unpaid loan balance.

     (g) If any loan to a Participant is unpaid on the date that the Participant, or his beneficiary or estate, becomes entitled to receive benefits from the Trust, such unpaid portion shall, as of that date, become due and the amount thereof, together with any unpaid interest thereon, shall be deducted from any benefits that the Participant, his beneficiary or his estate otherwise would have been entitled to receive. The provisions of this Section shall apply the same for loans renewed, renegotiated, modified or extended as for new loans.

     (h) For each Participant who was a Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan prior to January 1, 1999, if the value of the Participant's vested Accounts subject to security for a loan is in excess of $5,000, then in the 90-day period ending on the date on which the loan is secured, the Participant's spouse, if any, must consent to the loan. If the spouse does not give consent, then such Participant shall not be eligible for a loan.

     (i) All loans shall be subject to such administrative procedures as the Plan Administrator deems necessary.

     (j) Loans may be made either from a Participant's (i) Compensation Deferral Contributions Account or (ii) Profit Sharing Account, Matching Contributions Account, Prior Plan Account, Rollover Contributions Account and Frozen Plan Account. A loan shall be repaid into the Account from which it was made. A Participant may have only one loan outstanding at a time from either set of Accounts, subject to the overall limits of Section 13.01(a). Effective as of December 1, 2000, a Participant can receive only two loans from the Plan in any Plan Year.

     13.02 Hardship Distributions. Distribution of Compensation Deferral Contributions (exclusive of earnings, gains and other accretions attributable to Plan Years commencing after December 31, 1988) may be made to a Participant in the event of hardship. For purposes of this Section, hardship is defined as an immediate and heavy financial need of the employee where such employee lacks other available resources. For each Participant who was a Participant in the Mid Am, Inc. Profit Sharing and 401(k) Plan prior to January 1, 1999, hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417.

     (a) The following are the only financial needs considered immediate and heavy: (i) Expenses incurred or necessary for medical care, described in Code
Section 213(d), of the Participant, the Participant's spouse or dependents; (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents; or (iv) the need to prevent eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

     (b) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

          (i) Compensation Deferral Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution shall be limited to the applicable limit under Code Section 402(g) for such taxable year less the amount of Compensation Deferral Contributions for the taxable year of the hardship distribution;

          (ii) the Participant has obtained all available distributions, other than hardship distributions, and all non-taxable loans under this Plan and all other plans maintained by the Employer;

          (iii) the Participant shall not be permitted to make Compensation Deferral Contributions under this Plan or compensation deferral contributions under any other plan of the Employer for a period of 12 months after the receipt of the hardship distribution; and

          (iv) the distribution is not in excess of the amount of an immediate and heavy financial need.

Notwithstanding the foregoing, a Participant who receives a hardship distribution after December 31, 2001 shall not be permitted to make Compensation Deferral Contributions under this Plan or compensation deferral contributions under any other plan of the Employer for a period of 6 months after receipt of the hardship distribution. A Participant who receives a hardship distribution in calendar year 2001 shall not be permitted to make Compensation Deferral Contributions under this Plan or compensation deferral contributions under any other plan of the Employer for a period of 6 months after receipt of the hardship distribution or, if later, until January 1, 2002.

     13.03 In-Service Withdrawals Relating to the Adrian State Bank Plan.

     (a) Compensation Deferral Contributions. Any active Participant who has attained age 59-1/2 may make written application to the Plan Administrator (on a form and in a manner to be prescribed by the Plan Administrator) to withdraw from the Trust Fund an amount not in excess of the value of his or her Prior Plan Account attributable to compensation deferral contributions made to the Adrian State Bank Profit Sharing and Savings Plan (exclusive of any earnings thereon) determined as of the valuation date following the date of the request. An active Participant who has attained age 59-1/2 may make such a request without terminating employment. Only one such withdrawal by an active Participant may be made in any one Plan Year.

     (b) Voluntary After-Tax Contributions. Prior to termination of employment, a Participant may elect to make a withdrawal from that portion of his Prior Plan Account attributable to his voluntary after-tax contributions made to the Adrian State Bank Profit Sharing and Savings Plan. The following rules shall apply respecting such withdrawal:

          (i) withdrawals shall be permitted upon application acceptable to the Plan Administrator and 30 days' notice if so requested by the Trustee.

          (ii) any withdrawal shall be limited to an amount not in excess of the lesser of the Participant's total voluntary after-tax contributions, or the value of that portion of his Prior Plan Account attributable to voluntary after-tax contributions, provided that such withdrawals shall not be permitted more than one in each calendar year quarter.

     13.04 Hardship Distribution from Rollover Accounts. A Participant may request a distribution of his or her Rollover Contribution Account, under the following circumstances:

     (a) the Rollover Contributions have been held and invested under the Participant's Rollover Contributions Account under the Plan for at least 12 months; and

     (b) the Participant certifies to the Committee that the distribution is on account of a hardship. For purposes of this Section, hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources.

                                   Article XIV
                                  Miscellaneous
                                  -------------

     14.01 Participant's Rights. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund or account, nor any distributions hereunder, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or Employee thereof, or the Trustee, or the Plan Administrator except as herein provided. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected thereby.

     14.02 Assignment or Alienation of Benefits. (a) No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily.

     (b) The preceding subsection (a) shall also apply to the creation, assignment, or recognition of a right to any benefit with respect to a participant pursuant to a domestic relations order entered before January 1, 1985, or a domestic relations order that is not a Qualified Domestic Relations Order. For purposes of this Section 14.02, "Qualified Domestic Relations Order" means any domestic relations order that creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant, and that otherwise meets the requirements of Code Section 414(p).

     As soon as practical after receipt of a domestic relations order, the Plan Administrator shall determine whether it is a Qualified Domestic Relations Order. If the domestic relations order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall be permitted, in accordance with rules and regulations promulgated by the Internal Revenue Service and the rules and regulations established by the Plan Administrator, to direct the Trustee to make an immediate distribution to the alternate payee (i) if the amount is less than $5,000, (ii) as provided in any such Order, or (iii) as elected by the alternate payee. Such distribution shall be permitted regardless of the age or employment of the Participant and regardless of whether not the Participant is otherwise entitled to a distribution, but only from the Participant's vested Accounts.

     (c) In addition, the prohibition of this Section 14.02 will not apply to any offset of a Participant's benefit under the Plan against an amount the Participant is ordered or required to pay to the Plan under a judgment, order, decree or settlement agreement that meets the requirements as set forth in this
Section 14.02. The Participant must be ordered or required to pay the Plan under a judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of that part 4. This judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount that must be paid to the Plan against the Participant's benefit under the Plan.

     14.03 Reversion of Funds to Employer. All Employer contributions are conditioned upon their deductibility pursuant to Code Section 404. An Employer shall not directly or indirectly receive any refund on contributions made to the Trust Fund except in the following circumstances:

     (a) Mistake of Fact. In the case of a contribution made by a good faith mistake of fact, the Trustee shall return the erroneous portion of the contribution, without increase for investment earnings, but with decrease for investment losses, if any, within one year after payment of the contribution to the Trust Fund.

     (b) Deductibility. To the extent deduction of any contribution determined by an Employer in good faith to be deductible is disallowed, the Trustee, at the option of the Employer, shall return that portion of the contribution, without increase for investment earnings but with decrease for investment losses, if any, for which deduction has been disallowed within one year after the disallowance of the deduction.

     (c) Initial Qualification. In the event there is a determination that the Plan does not initially satisfy all applicable requirements of Code Section 401, all contributions made by an Employer incident to that initial qualification shall be returned to the Employer by the Trustee within one year after the date on which the initial qualification is denied, but only if the Company submitted an application for such initial determination by the due date of the Company's income tax return for the taxable year in which the Plan was adopted, or such later date as the Treasury Secretary may prescribe.

     (d) Limitation. No return of contribution shall be made under this Section which adversely affects the Plan's qualified status under regulations, rulings or other published positions of the Internal Revenue Service or reduces a Participant's Account below the amount it would have been had such contribution not been made.

     Earnings attributable to any contribution subject to refund shall not be refunded. The amount subject to refund shall be reduced by any loss attributable thereto, and by any amount that would cause the individual account of any Participant to be reduced to less than the balance which would have been in the account had the contribution subject to refund not been made. The return of the contribution shall be made within one year of the mistaken payment, the disallowance of deduction (to the extent disallowed) or the denial of qualification, as the case may be. This Section shall not preclude refunds made in accordance with Article VIII.

     14.04 Action by Company. Any action by the Company or an Employer under this Plan may be by resolution of the Board of Directors, or by any person or persons duly authorized by resolution of the Board of Directors or by the By-Laws of the Company (or Employer) to take such action. Whenever the Company or an Employer, under the terms of the Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer thereunto duly authorized.

     14.05 Allocation of Responsibilities. None of the allocated responsibilities or any other responsibilities shall be shared by any two or more Named Fiduciaries unless such sharing is provided by a specific provision of the Plan. Whenever one Named Fiduciary is required to follow the directions of another Named Fiduciary, the responsibility shall be that of the Named Fiduciary giving the directions.

     14.06 Construction of Plan. To the extent not in conflict with the provisions of ERISA, all questions of interpretation of the Plan shall be governed by the laws of the State of Ohio.

     14.07 Gender and Number. Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     14.08 Headings. Headings of sections are for general information only, and the Plan is not to be construed by reference thereto.

     14.09 Voting Company Stock. The Trustee shall vote all allocated shares of Company Stock in accordance with Participants' directions. The Trustee shall vote shares of Company Stock for which no voting instructions are received and shares of Company Stock that are not allocated to any Participant's Account in the same ratio as it votes the Company Stock for which voting instructions from Participants are received.

     14.10 Payment of Expenses. Pursuant to instructions of the Company, the Trustee shall pay from the Trust Fund all reasonable and necessary expenses, taxes and charges incurred on behalf of the Fund or the income thereof in connection with the administration or operation of the Trust Fund to the extent that such items are not otherwise paid. No provision of this Plan shall be construed to provide for payment to or the reimbursement of the Trustee (or any employee or agent of the Trustee) with respect to any liability or expense (including counsel fees) that may be incurred by the Trustee (or any employee or agent) having been found to have breached any responsibility it may have under the other provisions of this Plan or any responsibility or prohibition imposed upon it by ERISA.

     14.11 Incapacity. If the Plan Administrator determines that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may make payments to such person for his benefit, or apply the payments for the benefit of such person in such manner as the Plan Administrator considers advisable. Any payment of a benefit in accordance with the provisions of this Section shall be a complete discharge of any liability to make such payment.

     14.12 Employee Data. The Plan Administrator or the Trustee may require that each Employee provide such data as it deems necessary upon becoming a Participant in the Plan. Each Employee, upon becoming a Participant, shall be deemed to have approved of and to have acquiesced in each and every provision of the Plan for himself, his personal representatives, distributees, legatees, assigns, and beneficiaries.

     14.13 Reduction for Overpayment. The Plan Administrator shall, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make reasonable attempts to collect such overpayment from the person.

     14.14 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

     14.15 Plan Supplements. The provisions of this Plan may be modified by Supplements or Appendices to the Plan. The terms and provisions of each Supplement or Appendix are part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate any inconsistencies between the Plan and the Supplements or Appendices.

                                   Article XV
                              Top Heavy Provisions
                              --------------------

     15.01 Definitions. The following definitions shall apply for purposes of this Article XVI:

     (a) Aggregation Group. "Aggregation Group" shall mean the following:

          (i) Each plan of the Employer in which a Key Employee is a Participant;

          (ii) Each other plan of the Employer (including a terminated plan of the Employer if it was maintained within the last 5 years ending on the Determination Date for the Plan Year being tested for Top Heavy status) that allows a plan covering a Key Employee to meet qualification requirements under the coverage rules of Section 410 or the anti-discrimination rules of Code Section 401(a)(4); except that for Plan Years beginning after December 31, 2001, a terminated plan will be included in the Aggregation Group only if the Employer maintained it during the one-year period ending on the Determination Date;

          (iii) At the option of the Employer, any other Plan maintained by the Employer as long as the expanded Aggregation Group including such plan or plans continues to satisfy the coverage rules of Section 410 and the anti-discrimination rules of Code Section 401(a)(4).

     (b) Compensation. "Compensation" means compensation received from the Employer during the Plan Year that is includible in gross income for income tax purposes, including any elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by the Employer at the election of the Employee and that is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4) or 457.

     (c) Determination Date. "Determination Date" shall mean the last day of the Plan Year preceding the Plan year that is being tested for Top Heavy status. In the first Plan year, the Determination Date shall mean the last day of the Plan Year that is being tested for Top Heavy status.

     (d) Key Employee. "Key Employee" means any Employee, former Employee, or beneficiary of such Employees, who at any time during the Plan Year or the four preceding Plan Years is:

          (i) an officer having Compensation from the Employer greater than 50% of the Section 415(b)(1)(A) dollar limit (as adjusted and in effect for that Plan Year);

          (ii) one of ten employees having Compensation from the Employer of more than the limitation in effect under Code Section 415(c)(1)(A), and owning (or considered as owning within the meaning of Code Section 318 both more than a 0.5% interest as well as one of the ten largest interests in the Employer. However, if two employees have the same ownership interest in the Employer, the Employee having the greater Compensation shall be treated as having the larger interest.

          (iii) a 5% owner of the Employer, or

          (iv) a 1% owner of the Employer having Compensation from the Employer of more than $150,000.

For Plan Years beginning after December 31, 2001, "Key Employee" will mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was: (1) an officer of the Employer having Compensation greater than $130,000 (as adjusted under Code
Section 416(i)(l)); (2) a 5% owner of the Employer; or (3) a 1% owner of the Employer having Compensation of more than $150,000.

     For purposes of determining the top ten owners, 5% owners, or 1% owners, ownership is determined without regard to the aggregation rules of Sections 414(b), (c) and (m) of the Code.

     (e) Non-Key Employee. "Non-Key Employee" means any Employee who is not a Key employee. Non-Key employees include Employees who are former key Employees.

     15.02 Determination of Top Heavy Status. The Plan will be considered Top Heavy if, as of the Determination Date, the present value of cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all Employees. In determining the ratio of accrued benefits for Key Employees to all other Employees, the Plan Administrator shall use the procedure as outlined in Code Section 416(g) which is incorporated herein by reference. In determining whether the Plan is considered Top Heavy, all plans within the Aggregation Group will be utilized for the calculation. For this purpose, all Employer Contributions, including Compensation Deferral Contributions, and forfeitures shall be taken into account in determining the contribution percentage made on behalf of any Key Employee.

     Solely for the purpose of determining if the Plan, or any other plan included in the Aggregation Group is Top Heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under.

     (a) the method; if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or the Company, or

     (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

     The present value of cumulative accrued benefits of a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the five-year period ending on the Determination Date will be disregarded for purposes of this Article XVI; except that for Plan Years beginning after December 31, 2001, the present value of cumulative accrued benefits will be disregarded for a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the one-year period ending on the Determnation Date.

     15.03 Combination of Defined Benefit and Defined Contribution Plan. In the event the Plan is deemed to be Top Heavy, the defined benefit and defined contribution fraction set forth in Section 7.01 will be calculated by substituting 1.0 for 1.25. If a Non-Key Employee participates in this Plan and a defined benefit plan that are both Top Heavy, the minimum contribution requirement for this Plan and the minimum benefit requirement for the defined benefit plan, pursuant to Code Section 416, will be satisfied if such Participant is provided with a contribution to the Plan equal to 5% of Compensation. Effective January 1, 2000, the provisions of this Section 15.03 shall no longer apply.

     15.04 Minimum Contribution. In the event that the Plan in aggregation with any other Defined Contribution Plans of the Employer is determined to be Top Heavy, the Participants who are Non-Key Employees will be eligible for a minimum contribution for such Plan Year. This minimum contribution that shall be allocated to the Profit Sharing Contributions Account of each Participant who is a Non-Key Employee, will be contributed to this Plan in an amount equal to 3% of Compensation or if less, the largest contribution percentage of Compensation (taking into account all Employer Contributions, including Compensation Deferral Contributions, and forfeitures) provided on behalf of any Key Employee. The minimum contribution required by this Section shall be made on behalf of such Participants who are employed as of the last day of the Plan year regardless of the numbers of Hours of Service credited to each Participant for such Plan Year, regardless of such Participant's level of Compensation and regardless of whether such Participant is authorizing Compensation Deferral Contributions to the Plan. If this minimum contribution is provided by another Defined Contribution Plan of the Employer, then this Section will not apply to this Plan. If part of this minimum contribution is provided by another Defined Contribution Plan of the Employer, then the balance of the minimum contribution shall be provided by this Plan. Compensation Deferral Contributions of Non-Key Employees shall not be considered as part of the minimum contribution required by this Section 15.04. For Plan Years beginning after December 31, 2001, Matching Contributions will be taken into account for purposes of providing the minimum contribution required by this Section 15.04 on behalf of Non-Key Employees.

     15.05 Minimum Vesting. In the event the Plan is determined to be Top Heavy, each Participant shall have a nonforfeitable interest in his Accounts at least equal to the following schedule:

           Years of Service                      Nonforfeitable Percentage

           Less than 3                                        0%
           3 or More                                        100%

     The above schedule shall not apply where the nonforfeitable interest in the Participant's Accunts would be greater under Article V of the Plan.